   As filed with the Securities and Exchange Commission on April 14, 1998.
                                                             File No. 333-10105

                         SECURITIES AND EXCHANGE COMMISSION
                              Washington, D. C. 20549

                                     FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

          Pre-Effective Amendment No.                                [ ]
          Post-Effective Amendment No.   4                           [X]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

          Amendment No.   5                                          [X]

                      AMERICAN MATURITY LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT AMLVA
                             (Exact Name of Registrant)

                      AMERICAN MATURITY LIFE INSURANCE COMPANY
                                (Name of Depositor)

                                    P.O. BOX 2999
                              HARTFORD, CT  06104-2999
                     (Address of Depositor's Principal Offices)

                                   (860) 843-7563
                (Depositor's Telephone Number, Including Area Code)

                              MARIANNE O'DOHERTY, ESQ.
                                 HARTFORD LIFE, INC.
                                   P.O. BOX 2999
                              HARTFORD, CT  06104-2999
                      (Name and Address of Agent for Service)


 It is proposed that this filing will become effective:

         ___ immediately upon filing pursuant to paragraph (b) of Rule 485
         _X_ on May 1,  1998 pursuant to paragraph (b) of Rule 485
         ___ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
         ___ on May 1,  1998 pursuant to paragraph (a)(1) of Rule 485
         ___ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PURSUANT TO RULE 24F-2(a)(1) UNDER THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT HAS REGISTERED AN INDEFINITE AMOUNT OF SECURITIES.

                                CROSS REFERENCE SHEET
                               PURSUANT TO RULE 495(a)

                                       (Part A)

     N-4 ITEM NO.                            PROSPECTUS HEADING
     ------------                            ------------------

1.   Cover Page                              Cover Page

2.   Definitions                             Definitions

3.   Synopsis                                Fee Table, Summary

4.   Condensed Financial Information         Accumulation Unit Values;
                                             Performance Related Information

5.   General Description of Registrant,      American Maturity, the Separate
     Depositor, and Portfolio Companies      Account, the Funds, and the General
                                             Account; Your Investment Options;
                                             Miscellaneous

6.   Deductions                              Charges Under the Certificate

7.   General Description of Variable         The Certificate; American Maturity,
     Annuity Contracts                       the Separate Account, the Funds,
                                             and the General Account;
                                             Miscellaneous

8.   Annuity Period                          Annuity Benefits

9.   Death Benefit                           Death Benefits

10.  Purchases and Contract Value            The Certificate

11.  Redemptions                             Surrenders

12.  Taxes                                   Federal Tax Considerations

13.  Legal Proceedings                       Miscellaneous - Legal Matters and
                                             Experts

14.  Table of Contents of the Statement      Table of Contents to the Statement
     of Additional Information               of Additional Information.

                                   (Part B)

     N-4 ITEM NO.                            HEADING
     ------------                            -------

15.  Cover Page                              Cover Page

16.  Table of Contents                       Table of Contents

17.  General Information and History         Description of American Maturity
                                             Life Insurance Company

18.  Services                                Independent Public Accountants

19.  Purchase of Securities Being Offered    Distribution of the Certificates

20.  Underwriters                            Distribution of the Certificates

21.  Calculation of Performance Data         Calculation of Yield and Return

22.  Annuity Payments                        Annuity Period

23.  Financial Statements                    Financial Statements

                                    (Part C)

24.  Financial Statements and Exhibits       Financial Statements and Exhibits

25.  Directors and Officers of the           Directors and Officers of the
     Depositor                               Depositor

26.  Persons Controlled by or Under          Persons Controlled by or Under
     Common Control with the Depositor       Common Control with the Depositor
     or Registrant                           or Registrant

27.  Number of Contract Owners               Number of Certificate Owners

28.  Indemnification                         Indemnification

29.  Principal Underwriters                  Principal Underwriters

30.  Location of Accounts and Records        Location of Accounts and Records

31.  Management Services                     Management Services

32.  Undertakings                            Undertakings

                           THE AARP VARIABLE ANNUITY



                    AMERICAN MATURITY LIFE INSURANCE COMPANY
                                 P.O. BOX 7005
                            PASADENA, CA 91109-7005
                           TELEPHONE: 1-800-923-3334



This Prospectus describes the AARP Variable Annuity, a group flexible premium variable annuity contract. American Maturity Life Insurance Company ("American Maturity" or "Company" or "We" or "Us") offers the AARP Variable Annuity by issuing you a Certificate or Contract ("Certificate") if you are eligible. We offer the Certificate to members of the American Association of Retired Persons ("AARP") for retirement planning purposes. We allocate premium payments for each Certificate to Sub-Accounts of American Maturity's Separate Account AMLVA ("Separate Account"), or American Maturity's General Account. The following Sub-Accounts are currently available:



      MONEY MARKET PORTFOLIO of the Scudder Variable Life Investment Fund
          BOND PORTFOLIO of the Scudder Variable Life Investment Fund
                  BALANCED PORTFOLIO of the Janus Aspen Series
     CAPITAL GROWTH PORTFOLIO of the Scudder Variable Life Investment Fund GROWTH & INCOME PORTFOLIO of the Scudder Variable Life Investment Fund
        PARTNERS PORTFOLIO OF Neuberger&Berman Advisers Management Trust CAPITAL APPRECIATION PORTFOLIO of the Dreyfus Variable Investment Fund
          SMALL CAP PORTFOLIO of the Dreyfus Variable Investment Fund
              WORLDWIDE GROWTH PORTFOLIO of the Janus Aspen Series

--------------------------------------------------------------------------------


This Prospectus provides information you should know before purchasing a Certificate. You should read this Prospectus carefully and keep it for future reference. We sent additional information about the Separate Account to the Securities and Exchange Commission. It is called the Statement of Additional Information, and we will send a copy to you without charge if you write or call Us at the address or telephone number listed above. The Table of Contents for the Statement of Additional Information is reproduced on page 30 of this Prospectus. The Statement of Additional Information is incorporated by reference to this Prospectus.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE CERTIFICATE IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. IT IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE
CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN A CERTIFICATE INVOLVES RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THE CERTIFICATE IS NOT AVAILABLE IN ALL STATES AND THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY JURISDICTION IN WHICH SUCH AN OFFER MAY NOT BE MADE LAWFULLY. NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THE OFFER MADE BY THIS PROSPECTUS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND THE RELATED STATEMENT OF ADDITIONAL INFORMATION (OR ANY SALES LITERATURE APPROVED BY AMERICAN MATURITY), AND ANY SUCH UNAUTHORIZED INFORMATION OR REPRESENTATION, IF GIVEN OR MADE, SHOULD NOT BE RELIED UPON.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY CURRENT PROSPECTUSES FOR THE FUNDS.
--------------------------------------------------------------------------------


PROSPECTUS DATED: MAY 1, 1998
STATEMENT OF ADDITIONAL INFORMATION DATED: MAY 1, 1998

2                                       AMERICAN MATURITY LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------


                               TABLE OF CONTENTS



                                                                        PAGE
                                                                        ----
DEFINITIONS...........................................................    3
SUMMARY...............................................................    5
FEE TABLE.............................................................    6
AMERICAN MATURITY, THE SEPARATE ACCOUNT, THE FUNDS AND THE GENERAL
 ACCOUNT..............................................................   10
  American Maturity Life Insurance Company............................   10
  Separate Account AMLVA..............................................   10
  The Funds...........................................................   11
  Investment Advisers to the Funds....................................   12
  The General Account.................................................   12
  Performance Related Information.....................................   12
THE CERTIFICATE.......................................................   13
  What is the Certificate?............................................   13
  How to Apply for Your Certificate...................................   13
  Making Your Premium Payments........................................   13
  How Your Payments are Invested......................................   13
  Certificate Value...................................................   14
  Transfers Between the Sub-Accounts/Fixed Account....................   14
  Charges Under the Certificates......................................   15
  Death Benefits......................................................   17
  Surrenders..........................................................   18
  Annuity Benefits....................................................   18
  Annuity Options.....................................................   19
FEDERAL TAX CONSIDERATIONS............................................   20
INFORMATION REGARDING TAX QUALIFIED PLANS.............................   20
MISCELLANEOUS.........................................................   24
  Voting Rights.......................................................   24
  How the Certificates are Sold.......................................   25
  Custodian of Separate Account Assets................................   25
  Assignment..........................................................   25
  Rights of Annuitant and Certificate Owner(s)........................   25
  Modification of Group Contract and Certificates Thereunder..........   25
  Change in the Operation of the Separate Account.....................   26
  Legal Matters and Experts...........................................   26
  Additional Information..............................................   26
APPENDIX I -- INFORMATION REGARDING TAX-QUALIFIED PLANS...............   27
TABLE OF CONTENTS TO STATEMENT OF ADDITIONAL INFORMATION..............   30

AMERICAN MATURITY LIFE INSURANCE COMPANY                                       3
--------------------------------------------------------------------------------

                                  DEFINITIONS


In this Prospectus, "We," "Our," "Us," or "the Company" refers to American Maturity Life Insurance Company ("American Maturity"). "You" and "your" refer to the Certificate Owner.


ACCUMULATION UNIT -- A unit of measure used to calculate the value of a Sub-Account of a Certificate before the Annuity Commencement Date.


ADMINISTRATION CHARGE -- A dollar amount We deduct to cover administrative expenses. This charge is an annual percentage. It will be shown on your Certificate on the page entitled "Certificate Specifications."



ADMINISTRATIVE OFFICE OF THE COMPANY -- See "Miscellaneous -- Additional Information," page 26, for address information.


ANNUAL FEE -- An amount that is deducted from your Certificate at the end of each Certificate Year before the Annuity Commencement Date, or on the date of full surrender of the Certificate, if earlier.

ANNUITANT -- The person on whose life an annuity is purchased.

ANNUITY COMMENCEMENT DATE -- The date on which your selected annuity option, to receive regular annuity payments, becomes effective.

ANNUITY UNIT -- A unit of measure used to calculate the value of annuity payments under the variable annuity option.

BENEFICIARY -- The person entitled to receive benefits according to the terms of the Contract in case of the death of a Certificate Owner or Annuitant, as applicable.

BUSINESS DAY -- Every day the New York Stock Exchange is open for trading. The end of the Business Day is the close of the New York Stock Exchange. The New York Stock Exchange normally closes at 4:00 p.m. Eastern time.

CERTIFICATE -- Your annuity policy. The Certificate is issued by Us to you. It is evidence that you, or someone on your behalf, made a premium payment under the group contract issued by Us to the AARP Group Annuity Trust.


CERTIFICATE ANNIVERSARY -- An anniversary of the Certificate Date. Similarly, Certificate Years are measured from the Certificate Date. The Certificate Date will be shown on your Certificate on the page entitled "Certificate Specifications."


CERTIFICATE DATE -- The effective date of the Certificate (the date on which your annuity takes effect).


CERTIFICATE OWNER -- The owner(s) of the Certificate, sometimes referred to as "you."


CERTIFICATE VALUE -- The value of the Sub-Account(s) plus the value of the Fixed Account on any Business Day.

CERTIFICATE YEAR -- Each 12-month period starting on the Certificate Date and ending the day before each Certificate Anniversary.

CODE -- The Internal Revenue Code of 1986, as amended.


COMPANY -- American Maturity Life Insurance Company, sometimes referred to as "We" or "Us."


CONTINGENT ANNUITANT -- The person designated by you who, upon the Annuitant's death prior to the Annuity Commencement Date, becomes the Annuitant.

CONTINGENT DEFERRED SALES CHARGE -- A charge that may be deducted from Your Certificate Value if you make withdrawals from your Certificate within a certain number of years.

CONTRACT OWNER -- The AARP Group Annuity Trust.

DUE PROOF OF DEATH -- A certified copy of the death certificate, an order of a court of competent jurisdiction, a statement from a physician who attended the deceased, or any other proof acceptable to Us.

ENROLLMENT FORM -- A form you completed in order to purchase a Certificate.

FIXED ACCOUNT -- An investment option that earns a rate of interest of at least 3% per year. Amounts invested in the Fixed Account become part of Our General Account.

FUND(S) -- The underlying investments contained in each Sub-Account of the Separate Account.

GENERAL ACCOUNT -- All assets of the Company other than those allocated to the Separate Accounts of the Company.

GROSS SURRENDER VALUE -- The Certificate Value (dollar amount) to be deducted from your Certificate when you make a full or partial surrender.

MORTALITY AND EXPENSE RISK CHARGE -- A dollar amount we deduct from the Sub-Accounts to cover risks of administrative expenses and mortality. This charge is an annual percentage.

NET INVESTMENT FACTOR -- A factor used to determine the value of Accumulation Units or Annuity Units each day.

NET SURRENDER VALUE -- The amount payable to you on a full or partial surrender after the deduction for any unpaid Taxes, Annual Fee (for full surrenders only), and any Contingent Deferred Sales Charge.

NON-QUALIFIED CERTIFICATE -- A Certificate other than a Qualified Certificate.


QUALIFIED CERTIFICATE -- A Certificate that qualifies under the Code as an Individual Retirement Annuity ("IRA"), or a Certificate purchased by a Qualified Plan, qualifying for special tax treatment under the Code.

4                                       AMERICAN MATURITY LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

QUALIFIED PLAN -- A retirement plan that receives favorable tax treatment  under
Section 401, 403(a), 403(b), 408 or 547 of the Code.

SEC -- Securities and Exchange Commission, which is a federal regulatory body authorized by Congress.

SEPARATE ACCOUNT -- An account established by Us to separate the assets funding the variable benefits for the class of contracts to which this Certificate belongs from the other assets of the Company. The assets in the Separate Account are not chargeable with liabilities arising out of any other business We may conduct.

SUB-ACCOUNT -- The subdivisions of the Separate Account. You purchase units of the Sub-Accounts to participate in the investment experience of the underlying Funds.

SURRENDER -- A full or partial withdrawal from your Certificate.

TAXES -- The amount of tax, if any, charged by a federal, state or municipal entity on premium payments or Certificate Values. Premium taxes imposed by some states currently range up to 3.5%.

VALUATION PERIOD -- The period between the close of business on successive Business Days.

WE, OUR, US -- American Maturity Life Insurance Company.

YOU, YOUR -- The Certificate Owner(s).

AMERICAN MATURITY LIFE INSURANCE COMPANY                                       5
--------------------------------------------------------------------------------

                                    SUMMARY

THIS BRIEF DESCRIPTION IS ONLY AN OVERVIEW OF THE MORE SIGNIFICANT FEATURES OF THE CERTIFICATE. MORE DETAILED INFORMATION MAY BE FOUND IN SUBSEQUENT SECTIONS OF THIS PROSPECTUS AND IN THE STATEMENT OF ADDITIONAL INFORMATION.


    WHAT IS THE CERTIFICATE? The AARP Variable Annuity (the "Certificate") is a long-term financial planning device offered to eligible members of the American Association of Retired Persons. The Certificate permits you to invest on a tax-deferred basis for retirement or other long-range goals, and to receive a series of regular payments for life or a period of years. The Certificate is also available for Individual Retirement Annuities (IRAs). (See "The Certificate," page 13.)



    HOW DO I PURCHASE A CERTIFICATE? Generally, you may purchase a Certificate by completing an Enrollment Form and submitting it with your initial premium payment to Us for approval. Initially you must invest at least $5,000 (or $2,500 if you enroll in our pre-authorized checking plan with scheduled contributions of $100 per month). If you wish, you may make additional investments of at least $250 (or $100 if enrolled in our pre-authorized checking plan).



    For a limited time, usually ten days after you receive it, you may cancel your Certificate without withdrawal charges. (See "The Certificate -- Making Your Premium Payments," page 13.)



    WHAT ARE MY INVESTMENT OPTIONS? You select your own investment options. The underlying investments for the Certificate are certain shares of the Dreyfus Variable Investment Fund, the Janus Aspen Series, Neuberger&Berman Advisers Management Trust, and the Scudder Variable Life Investment Fund, all which are series investment companies with multiple portfolios ("the Funds") and the Fixed Account. The available Funds are listed on page 11.



    WHAT CHARGES WILL I PAY? We charge an Administrative Fee of 0.20% per year, and a Mortality and Expense Risk Charge of 0.65% per year against amounts held in the Separate Account. Amounts held in the Separate Account are also subject to the fees and expenses imposed on the corresponding Funds. Before the Annuity Commencement Date, or at the time of a full withdrawal, if your Certificate Value is less than $50,000, We charge an Annual Fee of $25. Withdrawals of premium payments may be subject to a Contingent Deferred Sales Charge if you withdraw money before your Certificate has been in effect for five years. This Charge is determined by the amount of your withdrawal and declines over time from your original purchase date of the Certificate. We may waive the Charge under certain circumstances. You may also be subject to other fees. (See "The Certificate -- Charges Under the Certificates," page 15.)



    CAN I WITHDRAW MY CERTIFICATE VALUE? Subject to any applicable charges, you may withdraw all or part of your Certificate at any time on or prior to your Annuity Commencement Date starting 30 days after your Certificate is issued. Withdrawals may be subject to tax and, in certain circumstances, a tax penalty. Each year you may withdraw up to 10% of remaining premium payments without the assessment of a Contingent Deferred Sales Charge. (See "The Certificate -- Surrenders," page 18.)



    DOES THE CERTIFICATE HAVE A DEATH BENEFIT? There is a Death Benefit if the Annuitant or Certificate Owner or Joint Certificate Owner dies before the Annuity Commencement Date. (See "The Certificate -- Death Benefits," page 17.)


    WHAT ARE THE AVAILABLE ANNUITY OPTIONS UNDER THE CERTIFICATE? There are five Annuity Options described on page 19. You may not defer the Annuity Commencement Date beyond the Annuitant's 90th birthday (or earlier in some states). If you do not tell Us otherwise, We will elect the Fifth Annuity Option to provide a Payment for a Designated Period for 5 years on the Annuity Commencement Date for you.


    HOW DO I REACH AMERICAN MATURITY? You can reach our service representatives at 1-800-923-3334. See "Miscellaneous -- Additional Information," page 26, for address information.

6                                       AMERICAN MATURITY LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------


                                   FEE TABLE


                     CERTIFICATE OWNER TRANSACTION EXPENSES


 Sales Charge Imposed on Purchases (as a percentage of premium
   payments).......................................................       None
 Contingent Deferred Sales Charge (as a percentage of premium payments).......................................................
   First Year (1)..................................................         5%
   Second Year (1).................................................         4%
   Third Year (1)..................................................         3%
   Fourth Year (1).................................................         2%
   Fifth Year (1)..................................................         1%
   Sixth Year (1)..................................................         0%
   Transfer Fee (2)................................................       None
   Withdrawal Fee (3)..............................................       None
   Annual Maintenance Fee (4)......................................        $25


---------

(1) Length of time from purchase date in years.

(2) We reserve the right to impose a transaction fee in the future of up to $15.00 per transfer in excess of 12 in any Certificate Year. See "The Contract -- Transfers Between the Sub-Accounts/Fixed Account," page 14.


(3) We reserve the right to impose a withdrawal fee in the future of up to $15.00 per withdrawal on withdrawals in excess of 12 in any Certificate Year. See "The Certificate -- Surrenders," page 18.


(4) This fee will be charged at the end of each Certificate Year prior to your Annuity Commencement Date and at the time of a full withdrawal unless your Certificate Value is at least $50,000 on that date.

                        SEPARATE ACCOUNT ANNUAL EXPENSES
                   (as a percentage of average account value)

Mortality and Expense Risk Charge....................................................................       0.65%
Administration Fee...................................................................................       0.20%
                                                                                                             ---
Total Separate Account Expenses......................................................................       0.85%
                                                                                                             ---
                                                                                                             ---

AMERICAN MATURITY LIFE INSURANCE COMPANY                                       7
--------------------------------------------------------------------------------


                         ANNUAL FUND OPERATING EXPENSES
                     (as a percentage of average net assets
               after any Fee Waiver and/or Expense Reimbursement)



                                                                        TOTAL FUND
                                                  MANAGEMENT   OTHER    OPERATING
                                                     FEE      EXPENSES   EXPENSES
                                                  ----------  --------  ----------
 Money Market Portfolio (Scudder)................   0.370%     0.090%     0.460%
 Bond Portfolio (Scudder)........................   0.480%     0.140%     0.620%
 Balanced Portfolio (Janus) (1)..................   0.760%     0.070%     0.830%
 Capital Growth Portfolio (Scudder)..............   0.470%     0.040%     0.510%
 Growth & Income Portfolio (Scudder).............   0.480%     0.100%     0.580%
 AMT Partners Portfolio (Neuberger&Berman
   Management) (2)...............................   0.800%     0.060%     0.860%
 Capital Appreciation Portfolio (Dreyfus)........   0.750%     0.050%     0.800%
 Small Cap Portfolio (Dreyfus)...................   0.750%     0.030%     0.780%
 Worldwide Growth Portfolio (Janus) (1)..........   0.660%     0.080%     0.740%


    Other expenses are based on amounts incurred during the most recent fiscal year or based on estimated amounts for the current fiscal year.

    The purpose of the foregoing table (Annual Fund Operating Expenses) is to assist Certificate Owners in understanding the expenses of the Funds that they bear directly or indirectly. The expenses relating to the Funds have been provided to American Maturity by the Funds, and have not been independently verified by American Maturity. See the sections on charges in the accompanying Fund prospectuses.

---------


(1) Janus Aspen Series. The management fees in the table are based on a reduced fee schedule effective July 1, 1997, as applied to net assets as of December 31, 1997. Other expenses in the table above are based on gross expenses before expense offset arrangements for the fiscal year ended December 31, 1997. The information for the Worldwide Growth and Balanced Portfolios is net of fee reductions from Janus Capital. Fee reductions for the Worldwide Growth and Balanced Portfolios reduce the management fee to the level of the corresponding Janus retail fund. Without such reductions, the Management Fee, Other Expenses and Total Operating Expenses would have been, respectively, 0.72%, 0.09% and 0.81% for the Worldwide Growth Portfolio and 0.77%, 0.06% and 0.83% for the Balanced Portfolio. Janus Capital may modify or terminate the reductions at any time upon at least 90 days notice to the Trustees of Janus Aspen Series.



(2) Neuberger&Berman Advisers Management Trust. The fees and expenses are based on fees and expenses for the fiscal year ended December 31, 1997. The figures reported under "Management Fees" include the aggregate of the administration fees paid by the Partners Portfolio and the management fees paid by the Series of Advisers Managers Trust in which the Partners Portfolio invests. Similarly "Other Expenses" includes all other expenses of the Partners Portfolio and the related Series in which the Partners Portfolio invests. (See "Expenses" in Neuberger&Berman Advisers Management Trust's prospectus).

8                                       AMERICAN MATURITY LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

                                    EXAMPLE


    IF YOU SURRENDER YOUR CERTIFICATE AT THE END OF THE APPLICABLE TIME PERIOD, YOU WOULD PAY THE FOLLOWING EXPENSES ON A $1,000 INVESTMENT, ASSUMING A 5% ANNUAL RETURN ON ASSETS:



                                                               1 YEAR  3 YEARS
                                                               ------  -------
 Money Market Portfolio......................................  $  64   $   74
 Bond Portfolio..............................................     66       79
 Balanced Portfolio..........................................     68       86
 Capital Growth Portfolio....................................     65       76
 Growth & Income Portfolio...................................     65       78
 AMT Partners Portfolio......................................     68       86
 Capital Appreciation Portfolio..............................     68       85
 Small Cap Portfolio.........................................     67       84
 Worldwide Growth Portfolio..................................     67       83



    IF YOU ANNUITIZE YOUR CERTIFICATE AT THE END OF THE APPLICABLE TIME PERIOD, YOU WOULD PAY THE FOLLOWING EXPENSES ON A $1,000 INVESTMENT, ASSUMING A 5% ANNUAL RETURN ON ASSETS:



                                                               1 YEAR  3 YEARS
                                                               ------  -------
 Money Market Portfolio......................................  $  13   $   43
 Bond Portfolio..............................................     15       48
 Balanced Portfolio..........................................     17       55
 Capital Growth Portfolio....................................     14       45
 Growth & Income Portfolio...................................     15       47
 AMT Partners Portfolio......................................     18       56
 Capital Appreciation Portfolio..............................     17       54
 Small Cap Portfolio.........................................     17       53
 Worldwide Growth Portfolio..................................     16       52



    IF YOU DO NOT SURRENDER YOUR CERTIFICATE, YOU WOULD PAY THE FOLLOWING EXPENSES ON A $1,000 INVESTMENT, ASSUMING A 5% ANNUAL RETURN ON ASSETS:



                                                               1 YEAR  3 YEARS
                                                               ------  -------
 Money Market Portfolio......................................  $  14   $   44
 Bond Portfolio..............................................     16       49
 Balanced Portfolio..........................................     18       56
 Capital Growth Portfolio....................................     15       46
 Growth & Income Portfolio...................................     15       48
 AMT Partners Portfolio......................................     18       56
 Capital Appreciation Portfolio..............................     18       55
 Small Cap Portfolio.........................................     17       54
 Worldwide Growth Portfolio..................................     17       53



    The purpose of this table is to assist you in understanding various costs and expenses that you will bear directly or indirectly. The table reflects expenses of the Separate Account and underlying Funds. For more complete descriptions of the various costs and expenses involved, see "The Certificate -- Charges under the Certificates," page 15, and see the Fund prospectuses. Premium taxes may also be applicable. THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The Annual Expenses of the Funds and the Example are based on data provided by the respective Funds. We have not independently verified such data.


    The Annual Fee is reflected in the Example, using an assumed Certificate Value of $35,000. No Annual Fee is deducted from annuitized amounts, or if your Certificate Value is at least $50,000, or on payment of a death benefit.

AMERICAN MATURITY LIFE INSURANCE COMPANY                                       9
--------------------------------------------------------------------------------


                            ACCUMULATION UNIT VALUES
          (FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT THE PERIOD)



    The following information has been derived from the audited financial statements of the Separate Account, which have been audited by Arthur Andersen, LLP, independent accountants, as indicated in their report thereto, and should be read in conjunction with those statements which are included in the Statement of Additional Information, which is incorporated by reference in this Prospectus.



                                                               YEAR ENDED
                                                              DECEMBER 31,
SUB-ACCOUNTS                                                      1997
------------------------------------------------------------  ------------
SCUDDER MONEY MARKET FUND (INCEPTION DATE MARCH 17, 1997)
Accumulation unit value at beginning of period..............     $ 1.000
Accumulation unit value at end of period....................     $10.348
Number accumulation units outstanding at end of period (in
 thousands).................................................          33

SCUDDER BOND FUND (INCEPTION DATE MARCH 17, 1997)
Accumulation unit value at beginning of period..............     $ 1.000
Accumulation unit value at end of period....................     $10.820
Number accumulation units outstanding at end of period (in
 thousands).................................................          52

JANUS BALANCED FUND (INCEPTION DATE MARCH 17, 1997)
Accumulation unit value at beginning of period..............     $ 1.000
Accumulation unit value at end of period....................     $11.535
Number accumulation units outstanding at end of period (in
 thousands).................................................          26

SCUDDER CAPITAL GROWTH FUND (INCEPTION DATE MARCH 17, 1997)
Accumulation unit value at beginning of period..............     $ 1.000
Accumulation unit value at end of period....................     $12.483
Number accumulation units outstanding at end of period (in
 thousands).................................................          45

SCUDDER GROWTH AND INCOME FUND (INCEPTION DATE MARCH 17,
 1997)
Accumulation unit value at beginning of period..............     $ 1.000
Accumulation unit value at end of period....................     $12.121
Number accumulation units outstanding at end of period (in
 thousands).................................................         170

NEUBERGER&BERMAN PARTNERS FUND (INCEPTION DATE MARCH 17,
 1997)
Accumulation unit value at beginning of period..............     $ 1.000
Accumulation unit value at end of period....................     $12.334
Number accumulation units outstanding at end of period (in
 thousands).................................................          71

DREYFUS CAPITAL APPRECIATION FUND (INCEPTION DATE MARCH 17,
 1997)
Accumulation unit value at beginning of period..............     $ 1.000
Accumulation unit value at end of period....................     $11.787
Number accumulation units outstanding at end of period (in
 thousands).................................................         110

DREYFUS SMALL CAPITAL FUND (INCEPTION DATE MARCH 17, 1997)
Accumulation unit value at beginning of period..............     $ 1.000
Accumulation unit value at end of period....................     $11.833
Number accumulation units outstanding at end of period (in
 thousands).................................................          35

JANUS WORLD WIDE GROWTH FUND (INCEPTION DATE MARCH 17, 1997)
Accumulation unit value at beginning of period..............     $ 1.000
Accumulation unit value at end of period....................     $11.406
Number accumulation units outstanding at end of period (in
 thousands).................................................         116

10                                      AMERICAN MATURITY LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------


                        AMERICAN MATURITY, THE SEPARATE
                          ACCOUNT, THE FUNDS, AND THE
                                GENERAL ACCOUNT


                    AMERICAN MATURITY LIFE INSURANCE COMPANY


    We are American Maturity Life Insurance Company ("American Maturity" or "We" or "Us"), domiciled in Connecticut. Our principal office is at 200 Hopmeadow Street, Simsbury, Connecticut 06089. However our mailing address is 700 Newport Center Drive, Newport Beach, California 92660.


    American Maturity is a stock insurance company engaged in the business of writing annuities. American Maturity was originally incorporated under the name of First Equicor Life Insurance Company under the laws of California on October 24, 1972. On July 29, 1994 First Equicor Life Insurance Company redomesticated to Connecticut and changed its name to American Maturity Life Insurance Company. American Maturity is owned 60% by Hartford Life and Accident Insurance Company (domiciled in Connecticut) and 40% by Pacific Mutual Life Insurance Company (domiciled in California). Pacific Mutual serves as the administrator of the Certificates.


    The American Association of Retired Persons ("AARP") granted American Maturity the exclusive right to offer annuity products to the membership of AARP pursuant to an agreement established July 6, 1994. The agreement requires American Maturity to maintain minimum capital surplus levels, minimum ratings from nationally recognized rating services, and generally to obtain AARP's consent in all matters relating to the offering of annuities to AARP members. The agreement also includes a shareholder's agreement of American Maturity's shareholders. In return for the right to use the AARP name, logo and symbol, American Maturity pays AARP a royalty fee. The royalty fee paid by American Maturity to AARP is calculated monthly and depends on the average aggregate value of the Sub-Accounts and the Fixed Account. The fee decreases as the average aggregate value in the Sub-Accounts and Fixed Account increases. The monthly fee for each level of average aggregate value is one twelfth of 0.07 of 1% for the first $6 billion of average aggregate value, 0.06 of 1% for the next $10 billion and 0.05 of 1% thereafter. The royalty fee is paid by American Maturity and is not charged against the separate account or otherwise paid directly by the Certificate Owner. The agreement is effective until December 31, 2004, at which time AARP and American Maturity may or may not renew the agreement.



    Based on its financial soundness and operating performance, American Maturity has earned an A+ (Superior) rating from A.M. Best Company, Inc., and an
(AA) (Excellent) rating from Standard & Poor's. Based on claims paying ability, American Maturity has earned an (AA+) (Very High) rating from Duff and Phelps.



    These ratings do not apply to the performance of the Separate Account. However, the contractual obligations under this variable annuity are the general corporate obligations of American Maturity. These ratings do apply to American Maturity's ability to meet its insurance obligations under the Certificate.



                             SEPARATE ACCOUNT AMLVA



    Separate Account AMLVA (the "Separate Account") was established on February 28, 1996, in accordance with authorization by Our Board of Directors. It is the Separate Account in which We set aside and invest the assets attributable to the Certificates described in this Prospectus. Although the Separate Account is an integral part of American Maturity, it is registered as a unit investment trust under the Investment Company Act of 1940. This registration does not, however, involve SEC supervision of the management or the investment practices or policies of the Separate Account or American Maturity. The Separate Account meets the definition of "separate account" under federal securities law.


    Under Connecticut law, the assets of the Separate Account attributable to the Certificates offered under this Prospectus are held for the benefit of the owners of, and the persons entitled to payments under, those Certificates. Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account, are, in accordance with the Certificates, credited to or charged against the Separate Account. Also, the assets in the Separate Account are not chargeable with liabilities arising out of any other business American Maturity may conduct. So, Certificate Values allocated to the Sub-Accounts will not be affected by the rate of return of American Maturity's General Account, nor by the investment performance of any of American Maturity's other separate accounts. However, all obligations arising under the Certificates are general corporate obligations of American Maturity.

    Your investment in the Separate Account is allocated to one or more Sub-Accounts as per your specifications. Each Sub-Account is invested exclusively in the assets of a Fund. Premium payments and proceeds of transfers between Sub-Accounts are applied to purchase shares in the appropriate Funds at net asset values determined as of the end of the Business Day during which the payments were received or the transfer made. All distributions from the Fund are reinvested at net asset value. The value of your investment will therefore vary in accordance with the net income and fluctuation in the individual investments within the underlying Fund. During the variable annuity payout period, both your annuity payments and reserve values will vary in accordance with these factors.

AMERICAN MATURITY LIFE INSURANCE COMPANY                                      11
--------------------------------------------------------------------------------

    American Maturity does not guarantee the investment results of the Sub-Accounts or any of the underlying investments. There is no assurance that the value of a Certificate during the years prior to retirement or the aggregate amount of the variable annuity payments will equal the total of premium payments made under the Certificate. Since each underlying Fund has different investment objectives, each is subject to different risks. These risks are more fully described in the accompanying prospectus for each of the Funds.

    American Maturity reserves the right to substitute the shares of any other registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account provided that the substitution has been approved by the SEC.

    The investment portfolios of the Funds are available to registered separate accounts offering variable annuity and variable life products of other participating insurance companies. Although we do not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interest of the Separate Account and one or more of the other separate accounts participating in the Funds. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in voting instructions of our Certifi-cate Owners and those of other companies, or some other reason. In the event of a conflict, we will take any steps necessary to protect Certificate Owners. See the accompanying prospectuses for the Funds for more information.
                                   THE FUNDS

    The underlying variable investments for the Certificates are certain shares of the Dreyfus Variable Investment Fund, Janus Aspen Series, Neuberger&Berman Advisers Management Trust, and Scudder Variable Life Investment Fund, all diversified series investment companies with multiple portfolios. We reserve the right, subject to compliance with the law, to offer additional funds with differing investment objectives. The Funds may not be available in all states.

    A full description of the Funds, their investment policies and restrictions, risks, charges and expenses and all other aspects of their operation is contained in separate prospectuses (reprinted at the end of this booklet). Each prospectus should be read in conjunction with this Prospectus before investing.

    The investment objectives of each of the Funds are summarized below. There is, of course, no assurance that any Fund will meet its objective:


THESE FUNDS MAY NOT BE AVAILABLE IN ALL STATES.



                 FUND:                      INVESTMENT STRATEGY:                                ADVISER:
                 -------------------------  --------------------------------------------------  -----------
Current Income   MONEY MARKET PORTFOLIO     Seeks stability and current income from a           Scudder
                                            portfolio of money market instruments. The Money
                                            Market Portfolio will maintain a dollar-weighted
                                            average portfolio maturity of 90 days or less in
                                            an effort to maintain a constant net asset value
                                            of $1.00 per share.
                 BOND PORTFOLIO             Seeks high income from a high quality portfolio of  Scudder bonds.
Balanced         BALANCED PORTFOLIO         Seeks long-term capital growth, consistent with     Janus
                                            preservation of capital balanced by current
                                            income.
Stock Growth     CAPITAL GROWTH             Seeks to maximize long-term capital Portfolio       Scudder
                                            growth from a portfolio consisting primarily of
                                            equity securities.
                 GROWTH & INCOME            Seeks long-term growth of capital, Portfolio        Scudder
                                            current income and growth of income from a
                                            portfolio consisting primarily of common stocks
                                            and securities convertible into common stocks.
                 PARTNERS PORTFOLIO         Seeks capital growth, through an approach that is   Neuberger&
                                            designed to increase capital with reasonable risk.  Berman
                                            Its investment program seeks securities believed    Mgmt. Inc.
                                            to be under-valued based on strong fundamentals
                                            such as low price-to-earnings ratios, consistent
                                            cash flow, and the company's track record through
                                            all parts of the market cycle.
                 CAPITAL APPRECIATION       Seeks to provide long-term capital Portfolio        Dreyfus
                                            growth consistent with the preservation of capital
                                            through investments in common stocks of domestic
                                            and foreign issuers; current income is a secondary
                                            investment objective.

12                                      AMERICAN MATURITY LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

                 FUND:                      INVESTMENT STRATEGY:                                ADVISER:
                 -------------------------  --------------------------------------------------  -----------
                 SMALL CAP PORTFOLIO        Seeks maximum capital appreciation through          Dreyfus
                                            investments in common stocks of domestic and
                                            foreign issuers that the investment adviser
                                            considers to be emerging smaller-sized companies.
Global           WORLDWIDE GROWTH           Seeks long-term growth of capital in a manner       Janus
                 PORTFOLIO                  consistent with preservation of capital. Pursues
                                            this objective by investing primarily in common
                                            stocks of foreign and domestic issuers.


                 GENERAL ACCOUNT:
                 -------------------------
Fixed Rate       FIXED ACCOUNT              Seeks guaranteed current interest income.           n/a


                        INVESTMENT ADVISERS TO THE FUNDS

    THE DREYFUS CORPORATION
    200 Park Avenue
    New York, New York 10166
    Investment adviser for the Capital Appreciation
    Portfolio and the Small Cap Portfolio.

    JANUS CAPITAL
    100 Filmore Street
    Denver, Colorado 80206-4923
    Investment adviser for the Balanced Portfolio and the Worldwide Growth Portfolio.

    NEUBERGER&BERMAN MANAGEMENT INCORPORATED
    605 Third Avenue, 2nd Floor
    New York, New York 10158-0180
    Investment adviser for the AMT Partners Portfolio.

    SCUDDER, STEVENS & CLARK, INC.
    Two International Place
    Boston, Massachusetts 02110-4103
    Investment adviser for the Money Market Portfolio, the Bond Portfolio, the Growth & Income Portfolio, and Capital Growth Portfolio.

    Please see the prospectuses for the Dreyfus Variable Investment Fund, Janus Aspen Series, Neuberger&Berman Advisers Management Trust and Scudder Variable Life Investment Fund for more information on each investment adviser.
                              THE GENERAL ACCOUNT

    THAT PORTION OF THE CERTIFICATE RELATING TO THE FIXED ACCOUNT IS NOT REGISTERED UNDER THE SECURITIES ACT OF 1933 ("1933 ACT") AND THE FIXED ACCOUNT IS NOT REGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940 ("1940 ACT"). ACCORDINGLY, NEITHER THE FIXED ACCOUNT NOR ANY INTERESTS THEREIN ARE SUBJECT TO THE PROVISIONS OR RESTRICTIONS OF THE 1933 ACT OR THE 1940 ACT, AND THE DISCLOSURE REGARDING THE FIXED ACCOUNT HAS NOT BEEN REVIEWED BY THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION. THE FOLLOWING DISCLOSURE ABOUT THE FIXED ACCOUNT MAY BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS REGARDING THE ACCURACY AND COMPLETENESS OF DISCLOSURE.

    Premium payments and Certificate Values allocated to the Fixed Account become a part of Our general assets. We invest the assets of the General Account in accordance with applicable law governing the investments of insurance company general accounts.

    Currently, We guarantee interest at a rate of not less than 3.0% per year, compounded annually, to amounts allocated to the Fixed Account. However, We reserve the right to change the rate according to state insurance law. We may credit interest at a rate in excess of 3.0% per year; however, We are not obligated to credit any interest in excess of 3.0% per year. There is no specific formula for the determination of excess interest credits. Some of the factors that We may consider in determining whether to credit excess interest to amounts allocated to the Fixed Account and the amount thereof, are general economic trends, rates of return currently available and anticipated on Our investments, regulatory and tax requirements and competitive factors. ANY INTEREST CREDITED TO AMOUNTS ALLOCATED TO THE FIXED ACCOUNT IN EXCESS OF 3% PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF AMERICAN MATURITY. THE OWNER ACCEPTS THAT INTEREST CREDITED TO FIXED ACCOUNT ALLOCATIONS MAY NOT EXCEED THE MINIMUM GUARANTEE OF 3% FOR ANY GIVEN YEAR.
                        PERFORMANCE RELATED INFORMATION

    The Separate Account may advertise certain performance related information concerning its Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account's past performance only and is no indication of future performance.

    Historical performance information can help you understand how investment performance can affect your investment in the Sub-Accounts. Although the Sub-

AMERICAN MATURITY LIFE INSURANCE COMPANY                                      13
--------------------------------------------------------------------------------

Accounts are newly-established and have no historical performance, each Sub-Account will be investing in shares of a Fund that does have historical performance data. Performance data include total returns for each Sub-Account, current and effective yields for the Money Market Sub-Account, and yields for the other fixed income Sub-Accounts. Calculations are in accordance with standard formulas prescribed by the SEC. Yields do not reflect any charge for premium taxes and/or other taxes; this exclusion may cause yields to show more favorable performance. Total returns may or may not reflect withdrawal charges, Annual Fees or any charge for premium and/or other taxes; data that do not reflect these charges may have more favorable performance.


    The Statement of Additional Information presents some hypothetical performance data, showing what the performance of each Sub-Account would have been if it had been investing in the corresponding Fund since that Fund's inception. The Statement of Additional Information also presents some performance benchmarks, based on unmanaged market indices, such as the S&P 500, and on "peer groups," which use other managed funds with similar investment objectives. These benchmarks may give you a broader perspective when you examine hypothetical or actual Sub-Account performance.


                                THE CERTIFICATE


                            WHAT IS THE CERTIFICATE?

    Your AARP Variable Annuity (your "Certificate") provides you with flexibility in tax-deferred retirement planning or other long-term financial planning. You may select among the Funds and the Fixed Account. You may add to your Certificate Value at any time, and your additional investments may be in any amount you choose (subject to certain limitations). When you annuitize, the Annuitant will receive a series of variable and/or fixed payments for life or for a specified period of years.

    If you purchase a Certificate with after-tax dollars, your Certificate is called a "Non-Qualified" Certificate. If your Certificate is purchased through a Qualified Plan, it is called a "Qualified Certificate". Either way, your earnings on your Certificate are not subject to tax until amounts are withdrawn or distributed (including annuity payments).
                       HOW TO APPLY FOR YOUR CERTIFICATE


    To purchase a Certificate, fill out an Enrollment Form and submit it along with your initial Premium payment to American Maturity Life Insurance Company at P.O. Box 100194, Pasadena, CA 91189-0194. If your Enrollment Form and payment are complete when received, or once they have been complete, We will issue your Certificate within the next two Business Days. If some information is missing from your Enrollment Form, We may delay issuing your Certificate while we obtain the missing information, however, we will not hold your initial Premium payment for more than five Business Days without your permission.


    If you already own a variable annuity contract, you may purchase a Certificate by exchanging your existing contract(s). If you are interested in this option, call Us for more information.

    We reserve the right to reject any Enrollment Form or premium payment for any reason, subject to any applicable state nondiscrimination laws and to our own standards and guidelines. You must be age 90 or under (85 or under in Pennsylvania) to purchase a Certificate.
                          MAKING YOUR PREMIUM PAYMENTS


    PREMIUM PAYMENTS -- Your initial premium payment must be at least $5,000. You may pay this entire amount when you submit your Enrollment Form, or you may choose our pre-authorized checking plan. If you choose the preauthorized checking plan, you must make your first installment payment of at least $2,500 when you submit your Enrollment Form, and you must schedule to contribute at least $100 per month. You must obtain our consent before making an initial or additional premium payment that will bring your aggregate premium payments over $1,000,000. You may choose to invest additional amounts in your Certificate at any time. Each additional premium payment must be at least $250 (or $100 if enrolled in the preauthorized checking plan).



    SHORT TERM CANCELLATION RIGHT ("RIGHT TO EXAMINE") -- If you are not satisfied with your purchase you may cancel the Certificate by returning it within ten days (or longer in some states) after you receive it. Your cancellation request must be in writing. If you choose to cancel, We will pay you an amount equal to the Certificate Value on the date we receive your request, without any deduction for the Contingent Deferred Sales Charge. You bear the investment risk of the Certificate before We receive your request for cancellation. However, in those states where required by law, and for Individual Retirement Annuities (IRAs), We will refund the premium you paid (rather than the Certificate Value).

                         HOW YOUR PAYMENTS ARE INVESTED

    Each initial premium payment is credited to your Certificate within two business days of receipt of a properly completed Enrollment Form by American Maturity at its Administrative Office. It will be credited to the Sub-Account(s) and/or the Fixed Account in accordance with your election. If the Enrollment Form is incomplete when received, once completed each initial premium payment

14                                      AMERICAN MATURITY LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

will be credited to the Sub-Account(s) or the Fixed Account within five business days of receipt. If the initial premium payment is not credited within five business days, the premium payment will be immediately returned unless you have been informed of the delay and request that the premium payment not be returned. Any additional premium payments are credited to your Certificate on the Business Day We receive your completed request.


    If your Certificate is issued in a state which requires the return of premium upon the exercise of your "Right to Examine," your initial premium payment to be allocated to any Sub-Account will be allocated to the Money Market Sub-Account during your "Right to Examine" period. In most cases your initial premium payment will be allocated to your chosen Sub-Accounts at the end of the 15th calendar day after your Certificate Date. We reserve the right to extend this period to correspond with the number of days in which your state allows you to return your Certificate under the "Right to Examine" provision.


    The number of Accumulation Units in each Sub-Account to be credited to a Certificate is determined by dividing the portion of the premium payment being credited to each Sub-Account by the value of an Accumulation Unit in that Sub-Account on that date. Subsequent premium payments are priced on the Business Day received by American Maturity.
                               CERTIFICATE VALUE

    The value of your Sub-Account(s) under your Certificate at any time prior to the Annuity Commencement Date is determined by multiplying the total number of Accumulation Units credited to your Certificate in each Sub-Account by the then current Accumulation Unit values for the applicable Sub-Account. The value of the Fixed Account under your Certificate will be the amount allocated to the Fixed Account plus interest credited less withdrawals. You will be advised at least quarterly of the number of Accumulation Units credited to each Sub-Account, the current Accumulation Unit values, the Fixed Account value, and the total value of your Certificate.

    The Accumulation Unit value for each Sub-Account will vary to reflect the investment experience of the applicable Fund. It will be determined on each Business Day by multiplying the Accumulation Unit value of the particular Sub-Account on the preceding Business Day by a "Net Investment Factor" for that Sub-Account for the Business Day then ended. The "Net Investment Factor" for each of the Sub-Accounts is equal to the net asset value per share of the corresponding Fund at the end of the Business Day (plus the per share amount of any dividends or capital gains distributed by that Fund if the ex-dividend date occurs in the Business Day then ended) divided by the net asset value per share of the corresponding Fund at the beginning of the Business Day and subtracting from that amount the Mortality and Expense Risk Charge and the Administration Charge. You should refer to the Fund prospectuses which accompany this Prospectus for a description of how the assets of each Fund are valued since each determination has a direct bearing on the Accumulation Unit value of the Sub-Account and therefore the value of a Certificate. The Accumulation Unit Value is affected by the performance of the underlying Fund(s), expenses and deduction of the charges described in this Prospectus.

    The shares of the Fund are valued at net asset value on each Business Day. A complete description of the valuation method used in valuing Fund shares may be found in the accompanying prospectuses for the Funds.

    American Maturity will determine the value of the Fixed Account by crediting interest to amounts allocated to the Fixed Account. The minimum Fixed Account interest rate is 3%, compounded annually. We may not credit a lower minimum interest rate according to state law. We also may credit interest at rates greater than the minimum Fixed Account interest rate.

                      TRANSFERS BETWEEN THE SUB-ACCOUNTS/
                                 FIXED ACCOUNT



    TRANSFERS BETWEEN THE SUB-ACCOUNTS AND FIXED ACCOUNT -- You may transfer the values among your Sub-Accounts and the Fixed Account free of charge before the Annuity Commencement Date.


    If the Fixed Account contains amounts credited with different rates of interest, any transfer from the Fixed Account will reduce each of those amounts pro rata according to the amount transferred.

    We reserve the right to limit transfers. Currently, you may make up to 12 transfers in a Certificate Year, but transfers are not allowed on consecutive Business Days. We also reserve the right to limit the size of a transfer. We may restrict, suspend or reject any transfer request. If We decide to allow more than 12 transfers in a Certificate Year, We may charge a fee for the additional transfers equal to the lesser of $15 or 2.0% of the amount transferred. This transfer fee would be deducted from Certificate Values remaining in the Sub-Account from which the transfer is made. Transfers from the Fixed Account may be deferred for up to 6 months from the date We receive the request. If any transfer from the Fixed Account would leave a balance of $500 or less, We will distribute the entire balance of the Fixed Account to the Sub-Accounts according to your last allocation instructions.

    After the Annuity Commencement Date, you may only transfer among the Sub-Accounts once per calendar quarter. For any transfer, the minimum allocation to any Sub-Account may not be less than $500. No transfers may be made between the General Account and the Sub-Accounts after the Annuity Commencement Date.

AMERICAN MATURITY LIFE INSURANCE COMPANY                                      15
--------------------------------------------------------------------------------


    We will send you a written confirmation of any transfer. It will be your responsibility to verify the accuracy of all confirmations of transfers and to advise Us of any inaccuracies within 30 days of receipt of the confirmation.



    TRANSFERS BY TELEPHONE -- American Maturity may permit you to authorize transfers among the Sub-Accounts and the Fixed Account over the telephone. We will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. All transfer instructions by telephone are tape recorded.

    Transaction instructions we receive by telephone before 4:00 p.m. Eastern time (1:00 p.m. Pacific time), (or the close of the New York Stock Exchange, if earlier), on any Business Day will normally be effective on that day, and we will send you written confirmation of each telephone transfer. We cannot guarantee that you will always be able to reach us to complete a telephone transaction in the event of busy telephone lines, severe weather conditions, or other emergencies.

    The right to reallocate Certificate Values between the Sub-Accounts is subject to modification if We determine, in our sole opinion, that the exercise of that right by one or more Certificate Owners is, or would be, to the disadvantage of other Certificate Owners. Any modification could be applied to transfers to or from some or all of the Sub-Accounts and the Fixed Account and could include, but not be limited to, the requirement of a minimum time period between each transfer, not accepting transfer requests of an agent acting under a power of attorney on behalf of more than one Certificate Owner, or limiting the dollar amount that may be transferred between the Sub-Accounts and the Fixed Account by a Certificate Owner at any one time. Such restrictions may be applied in any manner reasonably designed to prevent any use of the transfer right which is considered by American Maturity to be to the disadvantage of other Certificate Owners.


    DOLLAR COST AVERAGING -- Dollar cost averaging is a method in which investors buy securities in a series of regular purchases instead of in a single purchase. This allows the investor to have a lower average security price over time. This allows the investor to purchase more units in a lower price environment, and fewer units in a higher price environment. Prior to your Annuity Commencement Date, you may use dollar cost averaging to transfer amounts, over time, from any Sub-Account or the Fixed Account with a Certificate Value of at least $500 to one or more other Sub-Accounts.



    FUND REBALANCING -- You may instruct us to maintain a specific balance of Sub-Accounts under your Certificate (e.g., 30% in one Sub-Account, 40% in another Sub-Account, and 30% in the last Sub-Account) prior to your Annuity Commencement Date. Periodically, We will "rebalance" your investment to the percentage you have specified. Rebalancing may result in transferring amounts from a Sub-Account earning a relatively higher return to one earning a relatively lower return. The Fixed Account is not available for rebalancing.



    EARNINGS SWEEP -- You may instruct us to make automatic periodic transfers of your earnings from the Fixed Account to one or more Sub-Accounts (other than the Money Market Sub-Account).

                         CHARGES UNDER THE CERTIFICATES


    CONTINGENT DEFERRED SALES CHARGE -- There is no deduction for sales expenses from premium payments when made. However, a Contingent Deferred Sales Charge may be assessed against Certificate Values if they are withdrawn before the fifth
(5th) Certificate Anniversary and prior to your Annuity Commencement Date. The length of time from your Certificate Date to the time of surrender determines the Contingent Deferred Sales Charge. The charge is a percentage of the Gross Surrender Value (the amount you withdraw) attributable to premium payments. For purposes of calculating the charge, premium payments are deemed to be surrendered before earnings.


 CERTIFICATE
     YEAR        CHARGE
--------------  ---------
      1            5%
      2            4%
      3            3%
      4            2%
      5            1%
 6 or greater      0%

    The amount of any Contingent Deferred Sales Charge and any charge for premium taxes and/or other taxes is added to the amount of your withdrawal request. For example, if you request to withdraw a net amount of $10,000, pay a 5% sales charge, and owe a 1% premium tax, your Certificate Value is reduced by $10,638.30. Premium payments will be deemed to be surrendered in the order in which they were received.

    If, at the time of a surrender, you own another AARP Variable Annuity Certificate(s), the Contingent Deferred Sales Charge is calculated based on the purchase date of your oldest Certificate.

    Transfers between Sub-Accounts and/or the Fixed Account are not considered withdrawals of an amount from your Certificate, so no Contingent Deferred Sales Charge is imposed at the time of such transfers.


    AMOUNTS NOT SUBJECT TO THE CONTINGENT DEFERRED SALES CHARGE -- No Contingent Deferred Sales Charge is imposed on amounts withdrawn:


    - at annuitization

16                                      AMERICAN MATURITY LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

    - at death

    - under the Annual Withdrawal Amount (see below)

    - to meet IRS minimum distribution requirements on a qualified contract (see below)

    - while you are confined to a nursing home (see below)

    - while your are under age 65 and totally disabled (see below)

    - while you have a terminal illness (see below)


    ANNUAL WITHDRAWAL AMOUNT -- No Contingent Deferred Sales Charge will be assessed against any withdrawals made each Certificate Year, on a non-cumulative basis, of up to 10% of premium payments remaining in the Certificate as of the last Certificate Anniversary. Withdrawals in excess of this amount will be subject to the Contingent Deferred Sales Charge.



    NURSING HOME WAIVER -- No Contingent Deferred Sales Charge will be assessed upon surrenders that occur during your confinement in a facility certified as a nursing home. Such confinement (1) must have been continuous for at least 90 days before the surrender request; (2) must be at the recommendation of a U.S. licensed physician; (3) must be for medically necessary reasons and; (4) must be in effect at the time of the surrender request. In Massachusetts, your nursing home confinement must also be terminal. This Nursing Home Waiver is not available in New York.



    DISABILITY WAIVER -- No Contingent Deferred Sales Charge will be assessed upon surrenders that occur when you are under age 65 and Totally Disabled. You must provide written proof, satisfactory to us, that you are Totally Disabled. Totally Disabled means a disability that: (1) results from bodily injury or disease; (2) begins while the Certificate is in force; (3) has existed continuously for at least 12 months; and (4) prevents you from engaging in the substantial and material duties of your regular occupation. During the first 12 months of Total Disability, regular occupation means your usual full time (at least 30 hours per week) work when Total Disability begins. We reserve the right to require reasonable proof of such work. After the first 12 months of Total Disability, regular occupation means that for which you are reasonably qualified by education, training or experience. This Disability Waiver is not available in Massachusetts or New York.



    TERMINAL ILLNESS -- No Contingent Deferred Sales Charge will be assessed upon surrenders that occur when you have been diagnosed with a medical condition that results in a life expectancy of less than twelve months. You must provide written proof, satisfactory to us, that you have been diagnosed by a U.S. licensed physician with a medical determinable condition that results in a life expectancy of less than twelve months. This Terminal Illness waiver is not available in New York.



    IRS MINIMUM DISTRIBUTIONS -- No Contingent Deferred Sales Charge will be assessed against surrenders necessary to meet the minimum distribution requirements set forth in Section 401(a) of the Code as such requirements apply to amounts held under the Certificate if you so specify in writing.



    PREMIUM TAXES -- A deduction is made for premium taxes or other taxes ("Taxes"), if applicable, that are imposed by some states or other governmental entities. Premium taxes imposed by some states currently range up to 3.5%. We will determine when taxes have resulted from the receipt of premium payments, the commencement of annuity payments, or the investment experience of the Separate Account. We may, at our discretion, pay taxes when due and deduct that amount from the Certificate Value at a later date. Payment at a earlier date does not waive any right that We may have to deduct amounts at a later date. We reserve the right to establish a provision for federal income taxes if the Company determines, in its sole discretion, that it will incur a tax as a result of the operation of the Separate Account.



    ANNUAL MAINTENANCE FEE -- American Maturity will deduct an Annual Fee of $25 at the end of each Certificate year prior to the Annuity Commencement Date, or at the time you withdraw your entire Certificate Value, if your Certificate Value is less than $50,000 on either date. The fee is not imposed on amounts you annuitize or on payment of a death benefit. The fee reimburses a certain number of our costs in administering the Certificates and the Separate Account; we do not intend to realize a profit from this fee. Your Annual Fee will be charged proportionately according to the value in each Sub-Account and the Fixed Account.



    MORTALITY AND EXPENSE RISK CHARGE -- American Maturity assesses a charge against the assets of the Separate Account to compensate for certain mortality and expense risks that we assume under the Certificates (the "Risk Charge"). Mortality risk is the risk that an Annuitant will live longer (and therefore receive more annuity payments) than we predict through our actuarial calculations at the time the Certificate is issued. American Maturity also bears mortality risk in connection with death benefits payable under the Certificates. Expense risk is the risk that the expense charges and fees under the Certificates and Separate Account are less than our actual administrative and operating expenses.


    For assuming these risks, We charge 0.65% per year against all Certificate Values held in the Sub-Accounts during the life of the Certificate.

    Risk Charges will stop at annuitization if you select a fixed annuity; Risk Charges will continue after annuitization

AMERICAN MATURITY LIFE INSURANCE COMPANY                                      17
--------------------------------------------------------------------------------

if you choose any variable annuity, even though we do not bear mortality risk if your Annuity Option is Period Certain Only. American Maturity will realize a gain if the Risk Charge exceeds our actual cost of expenses and benefits, and will suffer a loss if actual costs exceed the Risk Charge. Any gain will become part of American Maturity's General Account; we may use it for any reason, including covering sales expenses on the Certificates.


    ADMINISTRATION CHARGE -- American Maturity charges an Administrative Fee as compensation for costs we incur in operating the Separate Account and issuing and administering the Certificates, including processing Enrollment Forms and payments, and issuing reports to Certificate Owners and to regulatory authorities.


    We charge 0.20% per year against all Certificate Values held in the Sub-Accounts during the life of the Certificate. This fee is assessed daily during both the accumulation and the annuity periods. A relationship will not necessarily exist between the actual administrative expenses attributable to a particular Certificate and the Administrative Fee paid in respect of that particular Certificate.


    EXPENSES OF THE FUNDS -- Your Certificate Value will reflect advisory fees and other expenses incurred by the Funds as the underlying investments of your Sub-Account(s). These fees and expenses are not specified by your Certificate, and you should refer to the Fund prospectuses for a description of the deductions and expenses paid out of the assets of the Funds.



    SALES COMMISSIONS -- American Maturity compensates its registered representatives primarily with a base salary and offers variable performance pay and awards in recognition of achieving quality customer service and overall sales goals. American Maturity incurs sales expenses in the form of direct marketing and advertising costs.

                                 DEATH BENEFITS


    WHEN A DEATH BENEFIT IS CALCULATED -- Before the Annuity Commencement Date, a death benefit may be payable upon the death of the last surviving Annuitant or upon the first death of any Certificate Owner. We calculate the death benefit as of the end of the Business Day in which the Company receives written notification of Due Proof of Death.



    THE AMOUNT OF THE DEATH BENEFIT -- The death benefit amount prior to the Annuity Commencement Date shall be the greater of (a) total Purchase Payments less any Gross Surrenders since the Certificate Date or (b) the Certificate Value. The death benefit shall be calculated as of the end of the Business Day in which the Company receives Due Proof of Death. During the time period between Our receipt of written notification of Due Proof of Death and Our receipt of the completed settlement instructions, the calculated Death Benefit will remain invested in the Sub-Account(s) previously elected by the Contract Owner and will be subject to market fluctuations.



    BENEFICIARY -- The death benefit is payable to your Beneficiary as described in the Control Provisions of your Certificate. Usually the Beneficiary will be the person you name in your Enrollment Form if you name yourself as both the Owner and Annuitant. However, the Beneficiary of a jointly owned Certificate will be the surviving joint owner, regardless of the beneficiary designation in your Enrollment Form. Also, upon the death of the last Annuitant who was not a Certificate Owner, the Beneficiary will be the surviving Certificate Owner(s), regardless of the beneficiary designation in your Enrollment Form. If you designate your spouse as the Beneficiary in your Enrollment Form, at your death your spouse may become the Certificate Owner and continue the Certificate in lieu of receiving the death benefit. The Beneficiary(s) may request a transfer of the calculated death benefit amount to any Sub-Account(s) available under the Certificate. The transfer request must be in writing and must be from all Beneficiaries, if more than one.



    PAYMENT OF THE DEATH BENEFIT -- The death benefit may be taken in a lump sum or under any of the settlement options then being offered by the Company, subject however to certain required distributions that are imposed by the Code upon the death of the Certificate Owner (See "Federal Tax Considerations -- Required Distributions," page 23). When payment of the death benefit is taken in a lump sum, payment will be made within seven days after settlement instructions are received, except when the Company is permitted to defer such payment under the Investment Company Act of 1940. Payment to the Beneficiary, other than in a lump sum, may only be elected during the sixty-day period beginning with the date of receipt of Due Proof of Death.


    In the event of the death of the Annuitant after the Annuity Commencement Date, a death benefit, equal to the present value of any remaining payments according to the Annuity Option in effect, will be paid in one sum to the Beneficiary unless other provisions shall have been made and approved by the Company.

    If death proceeds are received by a Beneficiary upon the death of the Annuitant who was not a Certificate Owner, such payment may be subject to a 10% tax penalty.
                                   SURRENDERS


    FULL SURRENDERS -- Beginning 30 days after your Certificate Date, at any time prior to the Annuity Commencement Date, you have the right to terminate the Certificate and take its Net Surrender Value in a lump sum. The Net Surrender Value is equal to the Certificate Value less any

18                                      AMERICAN MATURITY LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

applicable Premium Taxes, the Annual Fee and any applicable Contingent Deferred Sales Charges. The Net Surrender Value may be more or less than the amount of the premium payments made to a Certificate.


    PARTIAL SURRENDERS -- Beginning 30 days after your Certificate Date, you may make a partial surrender of Certificate Values at any time prior to the Annuity Commencement Date so long as the amount surrendered is at least $500. Additionally, if the remaining Certificate Value following a surrender is less than $5,000, We may terminate the Certificate and pay the Net Surrender Value. We may permit you to pre-authorize partial surrenders subject to certain limitations then in effect.


    In requesting a partial surrender you should specify the Sub-Account(s) and/or the Fixed Account from which the partial surrender is to be taken. Otherwise, such surrender and any applicable Contingent Deferred Sales Charges will be effected on a pro rata basis according to the value in the Fixed Account and each Sub-Account under your Certificate.

    No surrenders are permitted after the Annuity Commencement Date.


    WITHDRAWAL TRANSACTION FEES -- There is currently no transaction fee for partial surrenders. However, we reserve the right to impose a withdrawal transaction fee in the future of up to $15 for each partial withdrawal in excess of 12 in any Certificate Year. Any such fee would be charged against your Sub-Account(s) and the Fixed Account, proportionately based on your Certificate Value in each, immediately after the withdrawal.



    TAX CONSEQUENCES OF SURRENDERS -- Any surrender will generally have federal income tax consequences, which could include tax penalties. Any surrender made prior to the Certificate Owner's attained age 59 will generally be subject to a 10% penalty tax. You should consult with a tax adviser before making any withdrawal. See "Federal Tax Considerations," beginning on page 20, for more information.



    SPECIAL RESTRICTIONS -- American Maturity may defer payment of any amounts from the Fixed Account for up to six months from the date of the request for the withdrawal. If we defer payment for more than 30 days, we will pay interest of at least 3.0% per annum on the amount deferred.


    There may be postponement of payment of a withdrawal whenever (a) the New York Stock Exchange is closed, except for holidays or weekends, or trading on the New York Stock Exchange is restricted as determined by the SEC; (b) the SEC permits postponement and so orders; or (c) the SEC determines that an emergency exists making valuation of the amounts or disposal of securities not reasonably practicable.
                                ANNUITY BENEFITS

    ANNUITY COMMENCEMENT DATE -- You may select an Annuity Commencement Date. The Annuity Commencement Date selected must be at least one year after the Certificate Date and on or before the Annuitant's attained age 90. If you do not select an Annuity Commencement Date, the scheduled Annuity Commencement Date will be the date of the Annuitant's attained age 90. You may change the Annuity Commencement Date provided you notify us, in writing, 30 days before the scheduled Annuity Commencement Date.

    ANNUITY BENEFIT -- On the Annuity Commencement Date, unless directed otherwise, We will apply the Net Surrender Value to purchase monthly income payments payable to the Annuitant according to the Annuity Option elected. The Contingent Deferred Sales Charge will not be assessed. The Certificate may not be surrendered after the Annuity Commencement Date.

    ELECTION OF ANNUITY OPTION -- You may elect any one of the annuity options described below or under any of the settlement options then being offered by Us. In the absence of your election, the Net Surrender Value, without deduction for any Contingent Deferred Sales Charge, will be applied on the Annuity Commencement Date under the fifth option to provide a Payment for a Designated Period for 5 years. The Net Surrender Value is determined on the basis of the Accumulation Unit value of each Sub-Account no later than the fifth Business Day preceding the date annuity payments are to commence, plus the value of the Fixed Account on the Annuity Commencement Date.

    DATE OF PAYMENT -- The first annuity payment under the Annuity Option shall be made one month, (or the period selected for periodic payments: annual, semi-annual, quarterly, or monthly), following the Annuity Commencement Date. Subsequent payments shall be made on the same calendar day of the month as was the first payment, or the preceding day if no such day exists (e.g., September
31), in accordance with the payment period selected.


    If the Annuitant dies after the Annuity Commencement Date but before the Company issues the payee's first check, the Beneficiary will be entitled to the Net Surrender Value applied to the Annuity Option, without assessment of the Contingent Deferred Sales Charge or Annual Fee.


    ALLOCATION OF ANNUITY -- The person electing an annuity option may further elect to have the value of the Certificate applied to provide a variable annuity, a fixed dollar annuity or a combination of both. Once every 3 months, following the commencement of annuity payments, the Certificate Owner may elect, in writing, to transfer among any Sub-Account(s) on which variable annuity payments are based. No transfers may be made

AMERICAN MATURITY LIFE INSURANCE COMPANY                                      19
--------------------------------------------------------------------------------

between the Sub-Accounts and the General Account after the Annuity Commencement Date.

    If no election is made to the contrary, the value of each Sub-Account shall be applied to provide a variable annuity based thereon, and the value of the Fixed Account shall be applied to provide a fixed dollar annuity.


    VARIABLE ANNUITY -- A variable annuity is an annuity with payments increasing or decreasing in amount in accordance with the net investment results of the Sub-Account(s) of the Separate Account. After the first monthly payment for a variable Annuity has been determined in accordance with the provisions of the Certificate (see "Annuity Options -- Description of Tables," page 19), a number of Annuity Units is determined by dividing that first monthly payment by the appropriate Annuity Unit value on the effective date of the annuity payments.


    The value of an Annuity Unit for each Sub-Account of the Separate Account will vary to reflect the investment experience of the applicable Funds and will be determined by multiplying the value of the Annuity Unit for that Sub-Account on the preceding business day by the product of (a) the net investment factor for that Sub-Account for the day for which the Annuity Unit value is being calculated, and (b) an interest factor to offset the effect of the assumed interest rate of 5% per year, which is built into the Annuity Tables.

    The number of Annuity Units remains fixed with respect to a particular Sub-Account. If the Certificate Owner elects that continuing annuity payments be based on different Sub-Account(s), the number will change effective with that election but will remain constant following such election.

    The dollar amount of the second and subsequent variable annuity payments is not predetermined and may increase or decrease from month to month. The actual amount of each variable annuity payment after the first is determined by multiplying the number of Annuity Units by the Annuity Unit value. The Annuity Unit value will be determined no earlier than the fifth Business Day preceding the date the annuity payment is due.

    The Company guarantees that the dollar amount of variable annuity payments will not be adversely affected by variations in the expense results of the Company and/or in the actual mortality experience of Annuitants from the mortality assumptions, including any age adjustment, used in determining the first monthly payment.

    You should consider the question of allocation among the Sub-Accounts and the General Account to make certain that annuity payments are based on the investment alternative best suited to your needs for retirement.

    FIXED DOLLAR ANNUITY -- A fixed dollar annuity is an annuity with payments which remain fixed as to dollar amount throughout the payment period.
                                ANNUITY OPTIONS


    FIRST OPTION: LIFE ANNUITY



    An annuity payable monthly during the lifetime of the Annuitant, ceasing with the last payment due prior to the death of the Annuitant. This option offers the largest payment amount of any of the life Annuity options since there is no guarantee of a minimum number of payments nor a provision for a death benefit payable to a Beneficiary.


    It would be possible under this option for an Annuitant to receive only one Annuity payment if he died prior to the due date of the second Annuity payment, two if he died before the due date of the third Annuity payment, etc.


    SECOND OPTION: LIFE ANNUITY WITH 120, 180 OR 240 MONTHLY PAYMENTS CERTAIN


    An annuity providing monthly income for a fixed period of 120 months, 180 months, or 240 months (as selected), and for as long thereafter as the Annuitant shall live.

    If, at the death of the Annuitant, payments have been made for less than the minimum elected number of months, then the present value as of the date of the Annuitant's death, of any remaining guaranteed payments will be paid in one sum to the Beneficiary unless other provisions have been made and approved by American Maturity.


    THIRD OPTION: CASH REFUND LIFE ANNUITY



    An annuity payable monthly during the lifetime of the Annuitant ceasing with the last payment due prior to the death of the Annuitant provided that, at the death of the Annuitant, the Beneficiary will receive an additional payment equal to the excess, if any, of (a) minus (b) where: (a) is the Net Surrender Value applied on the Annuity Commencement Date under this option: and (b) is the dollar amount of annuity payments already paid. This option is not available for variable payouts.



    FOURTH OPTION: JOINT AND LAST SURVIVOR LIFE ANNUITY


    An annuity payable monthly during the joint lifetime of the Annuitant and a secondary Annuitant, and thereafter during the remaining lifetime of the survivor, ceasing with the last payment prior to the death of the survivor.

    It would be possible under this option for an Annuitant and designated second person to receive only one payment in the event of the common or simultaneous death of the parties prior to the due date for the second payment and so on.

20                                      AMERICAN MATURITY LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------


    FIFTH OPTION: PAYMENT FOR A DESIGNATED PERIOD


    An amount payable monthly for the number of years selected which may be from 5 to 30 years.

    In the event of the Annuitant's death prior to the end of the designated period, the present value as of the date of the Annuitant's death, of any remaining guaranteed payments will be paid in one sum to the Beneficiary unless other provisions have been made and approved by American Maturity.

    Option 5 is an option that does not involve life contingencies and thus no mortality guarantee. Charges made for the mortality undertaking under the Certificates thus provide no real benefit to a Certificate Owner.

    American Maturity may offer other annuity options from time to time.

    DESCRIPTION OF TABLES: The Certificate contains tables that show the dollar amount of the first monthly payment for the variable annuity and the minimum dollar amount of the monthly payments for the fixed annuity for each $1,000 applied under the Annuity Options. The variable payment annuity tables are based on the 1983a Individual Annuity Mortality Table with ages set back one year, and an interest rate of 5% per annum. The fixed annuity payment tables are based on the 1983a Individual Annuity Mortality Table with ages set back one year, and an interest rate of 3% per annum. Once you have elected an annuity option, that election may not be changed with respect to any Annuitant following the commencement of annuity payments.

    MINIMUM PAYMENT: No election of any options or combination of options may be made under the Certificate unless the first payment for each affected Sub-Account or Fixed Account would be at least equal to the minimum payment amount according to Company rules then in effect. If at any time, payments to be made to any Annuitant from each Account are or become less than the minimum payment amount, the Company shall have the right to change the frequency of payment to such intervals as will result in a payment at least equal to the minimum. If any amount due would be less than the minimum payment amount per annum, the Company may make such other settlement as may be equitable to the Annuitant.
                           FEDERAL TAX CONSIDERATIONS


    What are some of the federal tax consequences which affect these Contracts?


    A. GENERAL


    SINCE THE TAX LAW IS COMPLEX AND SINCE TAX CONSEQUENCES WILL VARY ACCORDING TO THE ACTUAL STATUS OF THE CONTRACT OWNER INVOLVED AND THE TYPE OF PLAN UNDER WHICH THE CONTRACT IS PURCHASED, LEGAL AND TAX ADVICE MAY BE NEEDED BY A PERSON, TRUSTEE OR OTHER ENTITY CONTEMPLATING THE PURCHASE OF A CONTRACT DESCRIBED HEREIN.



    It should be understood that any detailed description of the federal income tax consequences regarding the purchase of these Contracts cannot be made in this Prospectus and that special tax rules may be applicable with respect to certain purchase situations not discussed herein. In addition, no attempt is made here to consider any applicable state or other tax laws. For detailed information, a qualified tax adviser should always be consulted. The discussion here and in Appendix I, commencing on page 27, is based on the Company's understanding of existing federal income tax laws as they are currently interpreted.



    B. TAXATION OF COMPANY AND THE SEPARATE ACCOUNT



    The Separate Account is taxed as part of the Company which is taxed as a life insurance company in accordance with the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Separate Account will not be taxed as a "regulated investment company" under subchapter M of Chapter 1 of the Code. Investment income and any realized capital gains on the assets of the Separate Account are reinvested and are taken into account in determining the value of the Accumulation and Annuity Units (See "Value of Accumulation Units" commencing on page 14). As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Contract.


    No taxes are due on interest, dividends and short-term or long-term capital gains earned by the Separate Account with respect to Qualified or Non-Qualified Contracts.

    C. TAXATION OF ANNUITIES -- GENERAL PROVISIONS AFFECTING PURCHASERS OTHER THAN QUALIFIED RETIREMENT PLANS

    Section 72 of the Code governs the taxation of annuities in general.


    1. NON-NATURAL PERSONS, CORPORATIONS, ETC. Section 72 contains provisions for Contract Owners which are non-natural persons. Non-natural persons include corporations, trusts, limited liability companies and partnerships. The annual net increase in the value of the Contract is currently includable in the gross income of a non-natural person, unless the non-natural person holds the Contract as an agent for a natural person. There are additional exceptions from current inclusion for (i) certain annuities held by structured settlement companies, (ii) certain annuities held by an employer with respect to a terminated qualified retirement plan and (iii) certain immediate annuities. A non-natural person which is a tax-exempt entity for federal tax purposes will not be subject to income tax as a result of this provision.

AMERICAN MATURITY LIFE INSURANCE COMPANY                                      21
--------------------------------------------------------------------------------


        If the Contract Owner is not an individual, the primary Annuitant shall be treated as the Contract Owner for purposes of making distributions which are required to be made upon the death of the Contract Owner. If there is a change in the primary Annuitant, such change shall be treated as the death of the Contract Owner.



    2. OTHER CONTRACT OWNERS (NATURAL PERSONS). A Contract Owner is not taxed on increases in the value of the Contract until an amount is received or deemed received, e.g., in the form of a lump sum payment (full or partial value of a Contract) or as Annuity payments under the settlement option elected.



        The provisions of Section 72 of the Code concerning distributions are summarized briefly below. Also summarized are special rules affecting distributions from Contracts obtained in a tax-free exchange for other annuity contracts or life insurance contracts which were purchased prior to August 14, 1982.


        a.  DISTRIBUTIONS PRIOR TO THE ANNUITY COMMENCEMENT DATE.

             i. Total premium  payments less  amounts  received which  were  not
                includable   in  gross  income  equal  the  "investment  in  the
                contract" under Section 72 of the Code.


             ii. To the  extent that  the value  of the  Contract (ignoring  any surrender charges except on a full surrender) exceeds the "investment in the contract," such excess constitutes the "income on the contract."



            iii. Any  amount received  or deemed  received prior  to the Annuity
                 Commencement Date (e.g., upon a partial surrender) is deemed to come first from any such "income on the contract" and then from "investment in the contract," and for these purposes such "income on the contract" shall be computed by reference to any aggregation rule in subparagraph 2.c. below. As a result, any such amount received or deemed received (1) shall be includable in gross income to the extent that such amount does not exceed any such "income on the contract," and (2) shall not be includable in gross income to the extent that such amount does exceed any such "income on the contract." If at the time that any amount is received or deemed received there is no "income on the contract" (e.g., because the gross value of the Contract does not exceed the "investment in the contract" and no aggregation rule applies), then such amount received or deemed received will not be includable in gross income, and will simply reduce the "investment in the contract."



             iv. The  receipt of any amount as a  loan under the Contract or the assignment or pledge of any portion of the value of the Contract shall be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b.



             v. In  general,  the transfer  of  the Contract,  without  full and adequate consideration, will be treated as an amount received for purposes of this subparagraph a. and the next subparagraph
                b. This transfer rule does not apply, however, to certain transfers of property between spouses or incident to divorce.


        b. DISTRIBUTIONS AFTER ANNUITY COMMENCEMENT DATE. Annuity payments made periodically after the Annuity Commencement Date are includable in gross income to the extent the payments exceed the amount determined by the application of the ratio of the "investment in the contract" to the total amount of the payments to be made after the Annuity Commencement Date (the "exclusion ratio").

             i. When the total of amounts excluded from income by application of the exclusion ratio is equal to the investment in the contract as of the Annuity Commencement Date, any additional payments (including surrenders) will be entirely includable in gross income.

                If the annuity payments cease by reason of the death of the Annuitant and, as of the date of death, the amount of annuity payments excluded from gross income by the exclusion ratio does not exceed the investment in the contract as of the Annuity Commencement Date, then the remaining portion of unrecovered investment shall be allowed as a deduction for the last taxable year of the Annuitant.

            iii. Generally,  nonperiodic  amounts  received  or  deemed received after the Annuity Commencement Date are not entitled to any exclusion ratio and shall be fully includable in gross income. However,

22                                      AMERICAN MATURITY LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

                upon a full surrender  after such date, only  the excess of  the amount received (after any surrender charge) over the remaining "investment in the contract" shall be includable in gross income (except to the extent that the aggregation rule referred to in the next subparagraph c. may apply).


        c. AGGREGATION OF TWO OR MORE ANNUITY CONTRACTS. Contracts issued after October 21, 1988 by the same insurer (or affiliated insurer) to the same Contract Owner within the same calendar year (other than certain contracts held in connection with a tax-qualified retirement arrangement) will be treated as one annuity Contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. An annuity contract received in a tax-free exchange for another annuity contract or life insurance contract may be treated as a new Contract for this purpose. The Company believes that for any annuity subject to such aggregation, the values under the Contracts and the investment in the contracts will be added together to determine the taxation under subparagraph 2.a., above, of amounts received or deemed received prior to the Annuity Commencement Date. Withdrawals will first be treated as withdrawals of income until all of the income from all such Contracts is withdrawn. As of the date of this Prospectus, there are no regulations interpreting this provision.


        d. 10% PENALTY TAX -- APPLICABLE TO CERTAIN WITHDRAWALS AND ANNUITY PAYMENTS.


             i. If  any amount  is received or  deemed received  on the Contract
                (before or after the Annuity Commencement Date), the Code applies a penalty tax equal to ten percent of the portion of the amount includable in gross income, unless an exception applies.


             ii. The   10%  penalty  tax   will  not  apply   to  the  following
                 distributions (exceptions vary based upon the precise plan involved):

                1.   Distributions made  on or after the  date the recipient has attained the age of 59 1/2.

                2. Distributions made on or after the death of the holder or where the holder is not an individual, the death of the primary annuitant.

                3.    Distributions  attributable  to  a  recipient's   becoming
                    disabled.

                4.    A  distribution that  is  part  of a  scheduled  series of substantially equal periodic payments for the life (or life expectancy) of the recipient (or the joint lives or life expectancies of the recipient and the recipient's Beneficiary).

                5.    Distributions  of  amounts  which  are  allocable  to  the
                    "investment in the contract" prior to August 14, 1982 (see next subparagraph e.).


        e. SPECIAL PROVISIONS AFFECTING CONTRACTS OBTAINED THROUGH A TAX-FREE EXCHANGE OF OTHER ANNUITY OR LIFE INSURANCE CONTRACTS PURCHASED PRIOR TO AUGUST 14, 1982. If the Contract was obtained by a tax-free exchange of a life insurance or annuity Contract purchased prior to August 14, 1982, then any amount received or deemed received prior to the Annuity Commencement Date shall be deemed to come (1) first from the amount of the "investment in the contract" prior to August 14, 1982 ("pre-8/14/82 investment") carried over from the prior Contract, (2) then from the portion of the "income on the contract" (carried over to, as well as accumulating in, the successor Contract) that is attributable to such pre-8/14/82 investment, (3) then from the remaining "income on the contract" and (4) last from the remaining "investment in the contract." As a result, to the extent that such amount received or deemed received does not exceed such pre-8/14/82 investment, such amount is not includable in gross income., In addition, to the extent that such amount received or deemed received does not exceed the sum of (a) such pre-8/14/82 investment and (b) the "income on the contract" attributable thereto, such amount is not subject to the 10% penalty tax. In all other respects, amounts received or deemed received from

AMERICAN MATURITY LIFE INSURANCE COMPANY                                      23
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                such  post-exchange Contracts are generally subject to the rules described in this subparagraph 3.


        f.  REQUIRED DISTRIBUTIONS


             i. Death of Contract Owner or Primary Annuitant



                Subject to the alternative election or spouse beneficiary provisions in ii or iii below:



                1.    If  any  Contract  Owner  dies  on  or  after  the Annuity
                    Commencement Date and before the entire interest in the Contract has been distributed, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution being used as of the date of such death;



                2.  If any Contract  Owner dies before the Annuity  Commencement
                    Date,   the  entire   interest  in  the   Contract  will  be
                    distributed within 5 years after such death; and



                3.   If  the Contract  Owner  is  not an  individual,  then  for purposes of 1. or 2. above, the primary annuitant under the Contract shall be treated as the Contract Owner, and any change in the primary annuitant shall be treated as the death of the Contract Owner. The primary annuitant is the individual, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.


             ii. Alternative Election to Satisfy Distribution Requirements


                If  any portion of the interest of a Contract Owner described in
                i. above is payable to or for the benefit of a designated beneficiary, such beneficiary may elect to have the portion distributed over a period that does not extend beyond the life or life expectancy of the beneficiary. The election and payments must begin within a year of the death.


            iii. Spouse Beneficiary


                If any portion of the interest of a Contract Owner is payable to or for the benefit of his or her spouse, and the Annuitant or Contingent Annuitant is living, such spouse shall be treated as the Contract Owner of such portion for purposes of section i. above.



    3. DIVERSIFICATION REQUIREMENTS. Section 817 of the Code provides that a variable annuity contract will not be treated as an annuity contract for any period during which the investments made by the separate account or underlying fund are not adequately diversified in accordance with regulations prescribed by the Treasury Department. If a Contract is not treated as an annuity contract, the Contract Owner will be subject to income tax on the annual increases in cash value.


        The Treasury Department has issued diversification regulations which generally require, among other things, that no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In addition, in the case of government securities, each government agency or instrumentality shall be treated as a separate issuer.


        A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the company or the Contract Owner must agree to pay the tax due for the period during which the diversification requirements were not met.



        The Company monitors the diversification of investments in the separate accounts and tests for diversification as required by the Code. The
        Company intends to administer all contracts subject to the diversification requirements in a manner that will maintain adequate diversification.



    4. OWNERSHIP OF THE ASSETS IN THE SEPARATE ACCOUNT. In order for a variable annuity contract to qualify for tax deferral, assets in the segregated asset accounts supporting the variable contract must be considered to be owned by the insurance company and not by the variable contract owner. The Internal Revenue Service ("IRS") has issued

24                                      AMERICAN MATURITY LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------


        several rulings which discuss investor control. The IRS has ruled that certain incidents of ownership by the contract owner, such as the ability to select and control investments in a separate account, will cause the contract owner to be treated as the owner of the assets for tax purposes.



        Further, in the explanation to the temporary Section 817 diversification regulations, the Treasury Department noted that the temporary regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account." The explanation further indicates that "the temporary regulations provide that in appropriate cases a segregated asset account may include multiple sub-accounts, but do not specify the extent to which policyholders may direct their investments to particular sub-accounts without being treated as the owners of the underlying assets. Guidance on this and other issues will be provided in regulations or revenue rulings under Section 817(d), relating to the definition of variable contract." The final regulations issued under Section 817 did not provide guidance regarding investor control, and as of the date of this prospectus, no other such guidance has been issued. Further, the Company does not know if or in what form such guidance will be issued. In addition, although regulations are generally issued with prospective effect, it is possible that regulations may be issued with retroactive effect. Due to the lack of specific guidance regarding the issue of investor control, there is necessarily some uncertainty regarding whether a Contract Owner could be considered the owner of the assets for tax purposes. The Company reserves the right to modify the contracts, as necessary, to prevent Contract Owners from being considered the owners of the assets in the separate accounts.


    D. FEDERAL INCOME TAX WITHHOLDING
    The portion of a distribution which is taxable income to the recipient will be subject to federal income tax withholding, pursuant to Section 3405 of the Code. The application of this provision is summarized below:


    1. NON-PERIODIC DISTRIBUTIONS. The portion of a non-periodic distribution which constitutes taxable income will be subject to federal income tax withholding unless the recipient elects not to have taxes withheld. If an election not to have taxes withheld is not provided, 10% of the taxable distribution will be withheld as federal income tax. Election forms will be provided at the time distributions are requested. If the necessary election forms are not submitted to the Company, the Company will automatically withhold 10% of the taxable distribution.


    2. PERIODIC DISTRIBUTIONS (DISTRIBUTIONS PAYABLE OVER A PERIOD GREATER THAN ONE YEAR). The portion of a periodic distribution which constitutes taxable income will be subject to federal income tax withholding as if the recipient were married claiming three exemptions. A recipient may elect not to have income taxes withheld or have income taxes withheld at a different rate by providing a completed election form. Election forms will be provided at the time distributions are requested.

    E. GENERAL PROVISIONS AFFECTING QUALIFIED RETIREMENT PLANS


    The Contract may be used for a number of qualified retirement plans. If the Contract is being purchased with respect to some form of qualified retirement plan, please refer to Appendix I commencing on page 27 for information relative to the types of plans for which it may be used and the general explanation of the tax features of such plans.



    F. ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS



    The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal income tax and withholding on annuity distributions at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity purchase.



                                 MISCELLANEOUS


                                 VOTING RIGHTS

    American Maturity is the legal owner of all Fund shares held in the Separate Account. As the owner, American Maturity has the right to vote at the Funds' shareholder meetings. However, to the extent required by federal securities laws or regulations, American Maturity will:

    - Vote  all  Fund  shares  attributable   to  a  Certificate  according   to
      instructions received from the Certificate Owner, and

    - Vote shares attributable to a Certificate for which no voting instructions are received in the same portion as shares for which instructions are received.
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AMERICAN MATURITY LIFE INSURANCE COMPANY                                      25
--------------------------------------------------------------------------------

    If  any  federal   securities  laws   or  regulations,   or  their   present
interpretation change to permit American Maturity to vote Fund shares in its own right, American Maturity may elect to do so.

    American Maturity will notify you of any Fund shareholders' meeting if the shares held for your account may be voted at such meetings. American Maturity will also send proxy materials and a form of instruction by means of which you can instruct American Maturity with respect to the voting of the Fund shares held for your account.

    In connection with the voting of Fund shares held by it, American Maturity will arrange for the handling and tallying of proxies received from Certificate Owners. American Maturity as such, shall have no right, except as hereinafter provided, to vote any Fund shares held by it hereunder which may be registered in its name or the names of its nominees. American Maturity will, however, vote the Fund shares held by it in accordance with the instructions received from the Certificate Owners for whose accounts the Fund shares are held. If a Certificate Owner desires to attend any meeting at which shares held for the Certificate Owner's benefit may be voted, the Certificate Owner may request American Maturity to furnish a proxy or otherwise arrange for the exercise of voting rights with respect to the Fund shares held for such Certificate Owner's account. American Maturity will vote shares for which no instructions have been given and shares which are not attributable to Certificate Owners (i.e., shares owned by American Maturity) in the same proportion as it votes shares of that Fund for which it has received instructions. During the Annuity period under a Certificate the number of votes will decrease as the assets held to fund Annuity benefits decrease.

                         HOW THE CERTIFICATES ARE SOLD

    Hartford Securities Distribution Company, Inc. ("HSD") serves as principal underwriter for the securities issued with respect to the Separate Account. HSD is a wholly-owned subsidiary of Hartford Life Insurance Company. The principal business address of HSD is 200 Hopmeadow Street, Simsbury, CT 06089. HSD is registered with the SEC under the Securities Exchange Act of 1934 as a Broker-Dealer and is a member of the National Association of Securities Dealers, Inc.
    The securities will be sold by salespersons of HSD, who represent American Maturity as insurance and variable annuity agents and who are registered representatives. These salespersons will be supervised by American Maturity who will respond to telephone inquiries as a result of national advertising.

                      CUSTODIAN OF SEPARATE ACCOUNT ASSETS

    The assets of the Separate Account are held by American Maturity under a safekeeping arrangement.

                                   ASSIGNMENT

    Ownership of a Certificate described herein is generally assignable. However, if the Certificates are issued pursuant to some form of Qualified Plan, it is possible that the ownership of the Certificates may not be transferred or assigned depending on the type of qualified retirement plan involved. An assignment of a Non-Qualified Certificate may subject the assignment proceeds to income taxes and certain penalty taxes.

                  RIGHTS OF ANNUITANT AND CERTIFICATE OWNER(S)

    The Certificate does not allow the Annuitant to be changed.

    The designations of Certificate Owner and Contingent Annuitant will remain in effect until changed by the Certificate Owner. Changes in the designation of the Certificate Owner may be made during the lifetime of the Annuitant by written notice to the Company. Changes in the designation of Contingent Annuitant may be made at any time prior to the Annuity Commencement Date by written notice to the Company. Notwithstanding the foregoing, if no Contingent Annuitant has been named and the Certificate Owner/ Annuitant's spouse is the Beneficiary, it will be assumed that the Certificate Owner/Annuitant's spouse is the Contingent Annuitant.

    The Certificate Owner has the sole power to exercise all the rights, options and privileges granted by the Certificate or permitted by the Company and to agree with the Company to any change in or amendment to the Certificate. The rights of the Certificate Owner shall be subject to the rights of any assignee of record with the Company and of any irrevocably designated Beneficiary. In the case of joint Certificate Owners, each Certificate Owner alone may exercise all rights, options and privileges, except with respect to the Surrender Provisions and change of ownership or beneficiary.

                       MODIFICATION OF GROUP CONTRACT AND
                            CERTIFICATES THEREUNDER

    American Maturity reserves the right to modify the Group Contract and Certificates, but only if such modification: (i) is necessary to make the Contract or the Separate Account comply with any law or regulation issued by a governmental agency to which American Maturity is subject; (ii) is necessary to assure continued qualification of the Contract under the Code or other federal or state laws relating to retirement annuities or annuity Certificates;

26                                      AMERICAN MATURITY LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

(iii) is necessary to reflect a change in the operation of the Separate Account or the Sub-Account(s); (iv) provides additional Sub-Account or Fixed Account options; or (v) withdraws Sub-Account or Fixed Account options. In the event of any such modification, American Maturity will provide notice to the Contract Owner and Certificate Owner, or to the payee(s) during the annuity period. American Maturity may also make appropriate endorsement in the Contract and Certificates to reflect such modification.

                           CHANGE IN THE OPERATION OF
                              THE SEPARATE ACCOUNT

    The Company reserves the right to substitute the shares of any other registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account provided that the substitution has been approved by the SEC.

    At the Company's election and subject to any necessary vote by persons having the right to give instructions with respect to the voting of the Fund shares held by the Sub-Accounts, the Separate Account may be operated as a management company under the Investment Company Act of 1940 or it may be deregistered under the Investment Company Act of 1940 in the event registration is no longer required. Deregistration of the Separate Account requires an order by the SEC.

                           LEGAL MATTERS AND EXPERTS


    There are no material legal proceedings affecting the Separate Account. Counsel with respect to federal laws and regulations applicable to the issue and sale of the Certificates and with respect to Connecticut law is Lynda Godkin, Senior Vice President, General Counsel, and Corporate Secretary, American Maturity Life Insurance Company, 200 Hopmeadow Street, Simsbury Connecticut 06089.



    The audited financial statements included in this prospectus and elsewhere in the registration statement have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their reports with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said reports. Reference is made to the report on the statutory-basis financial statements of American Maturity Life Insurance Company which states the statutory-basis financial statements are presented in accordance with statutory accounting practices prescribed or permitted by the National Association of Insurance Commissioners and the State of Connecticut Insurance Department, and are not presented in accordance with generally accepted accounting principles. The principal business address of Arthur Andersen LLP is One Financial Plaza, Hartford, Connecticut 06103.


                             ADDITIONAL INFORMATION

    You may reach our service representatives at 1-800-923-3334 between the hours of 6:00 a.m. and 5:00 p.m., Pacific time.

    If you are submitting a payment by mail, please send it, along with your Enrollment Form (if it is your first payment), to:


        American Maturity Life Insurance Company
        P.O. Box 100194
        Pasadena, CA 91189-0194


    Please send your other forms and written requests or questions to:


        American Maturity Life Insurance Company
        P.O. Box 7005
        Pasadena, CA 91109-7005


    If you are using an overnight delivery service to send payments, please send them to:

        American Maturity Life Insurance Company
        c/o FCNPC
        1111 South Arroyo Parkway, First Floor
        Pasadena, CA 91109-7122


    The effective day of your instructions to Us is determined by the date and time on which American Maturity receives the instructions. We receive your instructions only when it arrives, in good form, at the correct mailing address set out above. Please call us at 1-800-923-3334 if you have any questions regarding the address you should use.

AMERICAN MATURITY LIFE INSURANCE COMPANY                                      27
--------------------------------------------------------------------------------

                                   APPENDIX I
                   INFORMATION REGARDING TAX-QUALIFIED PLANS


    The tax rules applicable to tax-qualified contract owners, including restrictions on contributions and distributions, taxation of distributions and tax penalties, vary according to the type of plan as well as the terms and conditions of the plan itself. Various tax penalties may apply to contributions in excess of applicable limits, distributions prior to age 59 1/2 (subject to certain exceptions), distributions which do not conform to applicable commencement and minimum distribution rules, and certain other transactions with respect to tax-qualified plans. Therefore, this summary does not attempt to provide more than general information about the tax rules associated with use of a Contract by a tax-qualified retirement plan. Contract owners, plan participants and beneficiaries are cautioned that the rights and benefits of any person to benefits may be controlled by the terms and conditions of the tax-qualified retirement plan itself, regardless of the terms and conditions of a Contract, but that Hartford is not bound by the terms and conditions of such plans to the extent such terms conflict with a Contract, unless Hartford specifically consents to be bound. Additionally, some tax-qualified retirement plans are subject to distribution and other requirements which are not incorporated into Hartford's administrative procedures. Contract owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions comply with applicable law. Because of the complexity of these rules, owners, participants and beneficiaries are encouraged to consult their own tax advisors as to specific tax consequences.



    A. TAX-QUALIFIED PENSION OR PROFIT-SHARING PLANS



    Provisions of the Code permit eligible employers to establish tax-qualified pension or profit sharing plans (described in Section 401(a) and 401(k), if applicable, and exempt from taxation under Section 501(a) of the Code), and Simplified Employee Pension Plans (described in Section 408(k)). Such plans are subject to limitations on the amount that may be contributed, the persons who may be eligible to participate and the time when distributions must commence. Employers intending to use these contracts in connection with tax-qualified pension or profit-sharing plans should seek competent tax and other legal advice.



    B. TAX SHELTERED ANNUITIES UNDER SECTION 403(b)



    Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations, as specified in Section 501(c)(3) of the Code, to purchase annuity contracts, and, subject to certain limitations, to exclude such contributions from gross income. Generally, such contributions may not exceed the lesser of $10,000 (indexed) or 20% of an employee's "includable compensation" for such employee's most recent full year of employment, subject to other adjustments. Special provisions under the Code may allow some employees to elect a different overall limitation.



    Tax-sheltered annuity programs under Section 403(b) are subject to a PROHIBITION AGAINST DISTRIBUTIONS FROM THE CONTRACT ATTRIBUTABLE TO CONTRIBUTIONS MADE PURSUANT TO A SALARY REDUCTION AGREEMENT, unless such distribution is made:


    (1) after the participating employee attains age 59 1/2;

    (2) upon separation from service;

    (3) upon death or disability; or


    (4) in the case of hardship (and in the case of hardship, any income attributable to such contributions may not be distributed).



    Generally, the above restrictions do not apply to distributions attributable to cash values or other amounts held under a Section 403(b) contract as of December 31, 1988.



    C. DEFERRED COMPENSATION PLANS UNDER SECTION 457



    Employees and independent contractors performing services for eligible employers may have contributions made to an Eligible Deferred Compensation Plan of their employer in accordance with the employer's plan and Section 457 of the Code. Section 457 places limitations on contributions to Eligible Deferred Compensation Plans maintained by a State or other tax-exempt organization. For these purposes, the term "State" means a State, a political sub-division of a State, and an agency or instrumentality of a State or political sub-division of a State. Generally, the limitation is 33 1/3% of includable compensation (typically 25% of gross compensation) or, for 1998, $8,000 (indexed), whichever is less. Such a plan may also provide for additional "catch-up" deferrals during the three taxable years ending before a Participant attains normal retirement age.



    An employee electing to participate in an Eligible Deferred Compensation Plan should understand that his or her rights and benefits are governed strictly by the terms of the plan and that the employer is the legal owner of any contract issued with respect to the plan. The employer, as owner of the contract(s), retains all voting and redemption rights which may accrue to the contract(s) issued with respect to the plan. The participating employee should look to the terms of his or her plan for any charges in regard to participating therein other than those disclosed in this Prospectus. Participants should also be aware that effective

28                                      AMERICAN MATURITY LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------


August 20, 1996, the Small Business Job Protection Act of 1996 requires that all assets and income of an Eligible Deferred Compensation Plan established by a governmental employer which is a State, a political subdivision of a State, or any agency or instrumentality of a State or political subdivision of a State, must be held in trust (or under certain specified annuity contracts or custodial accounts) for the exclusive benefit of participants and their beneficiaries. Special transition rules apply to such Eligible governmental Deferred Compensation Plans already in existence on August 20, 1996, and provide that such plans need not establish a trust before January 1, 1999. However, this requirement of a trust does not apply to amounts under an Eligible Deferred Compensation Plan of a tax-exempt (non-governmental) organization, and such amounts will be subject to the claims of such tax-exempt employer's general creditors.



    In general, distributions from an Eligible Deferred Compensation Plan are prohibited under Section 457 of the Code unless made after the participating employee attains age 70 1/2, separates from service, dies, or suffers an unforeseeable financial emergency. Present federal tax law does not allow tax-free transfers or rollovers for amounts accumulated in a Section 457 plan except for transfers to other Section 457 plans in limited cases.



    D. INDIVIDUAL RETIREMENT ANNUITIES UNDER SECTION 408



    Section 408 of the Code permits eligible individuals to establish individual retirement programs through the purchase of Individual Retirement Annuities ("IRAs"). IRAs are subject to limitations on the amount that may be contributed, the contributions that may be deducted from taxable income, the persons who may be eligible and the time when distributions may commence. Also, distributions from certain qualified plans may be "rolled-over" on a tax-deferred basis into an IRA.



    The Contracts may be offered as SIMPLE IRAs in connection with a SIMPLE IRA plan of an employer. Special rollover rules apply to SIMPLE IRAs. Amounts can be rolled over from one SIMPLE IRA to another SIMPLE IRA. However, amounts can be rolled over from a SIMPLE IRA to a regular IRA only after two years have expired since the participant first commenced participation in your employer's SIMPLE IRA plan. Amounts cannot be rolled over to a SIMPLE IRA from a qualified plan or a regular IRA. Hartford is a non-designated financial institution.



    Beginning in 1998, the Contracts may be offered as ROTH IRAs under Section 408A of the Code. Contributions to a ROTH IRA are not deductible. Subject to special limitations, a regular IRA may be converted into a ROTH IRA or a distribution from a regular IRA may be rolled over to a ROTH IRA. However, a conversion or a rollover from a regular IRA to a ROTH IRA is not excludable from gross income. If certain conditions are met, qualified distributions from a ROTH IRA are tax-free.



    E. FEDERAL TAX PENALTIES AND WITHHOLDING


    Distributions from retirement plans are generally taxed under Section 72 of the Code. Under these rules, a portion of each distribution may be excludable from income. The excludable amount is the portion of the distribution which bears the same ratio as the after-tax contributions bear to the expected return.

    1.  PREMATURE DISTRIBUTION


        Distributions from a tax-qualified plan before the Participant attains age 59 1/2 are generally subject to an additional penalty tax equal to 10% of the taxable portion of the distribution. The 10% penalty does not apply to distributions made after the employee's death, on account of disability, for eligible medical expenses and distributions in the form of a life annuity and, except in the case of an IRA, certain distributions after separation from service after age 55. For these purposes, a life annuity means a scheduled series of substantially equal periodic payments for the life or life expectancy of the Participant (or the joint lives or life expectancies of the Participant and Beneficiary).



        In addition, effective for distributions made from an IRA after December 31, 1997, there is no such penalty tax on distributions that do not exceed the amount of certain qualifying higher education expenses, as defined by Section 72(t)(7) of the Code, or which are qualified first-time homebuyer distributions meeting the requirements of Section 72(t)(8) of the Code.



        If you are a participant in a SIMPLE IRA plan, you should be aware that the 10% penalty tax discussed above is increased to 25% with respect to non-exempt premature distributions made from your SIMPLE IRA during the first two years following the date you first commenced participation in any SIMPLE IRA plan of your employer.



    2.  MINIMUM DISTRIBUTION TAX


        If the amount distributed is less than the minimum required distribution for the year, the Participant is subject to a 50% tax on the amount that was not properly distributed.


        An individual's interest in a tax-qualified retirement plan generally must be distributed, or begin to be distributed, not later than April 1 of the calendar year following the later of (i) the calendar year in which the individual attains age 70 1/2 or (ii) the calendar year in which the individual retires from service with the employer sponsoring the plan ("required beginning date").

AMERICAN MATURITY LIFE INSURANCE COMPANY                                      29
--------------------------------------------------------------------------------


        However, the required beginning date for an individual who is a five (5) percent owner (as defined in the Code), or who is the owner of an IRA, is April 1 of the calendar year following the calendar year in which the individual attains age 70 1/2. The entire interest of the Participant must be distributed beginning no later than the required beginning date over a period which may not extend beyond a maximum of the life expectancy of the Participant and a designated Beneficiary. Each annual distribution must equal or exceed a "minimum distribution amount" which is determined by dividing the account balance by the applicable life expectancy. This account balance is generally based upon the account value as of the close of business on the last day of the previous calendar year. In addition, minimum distribution incidental benefit rules may require a larger annual distribution.



        If an individual dies before reaching his or her required beginning date, the individual's entire interest must generally be distributed within five years of the individual's death. However, this rule will be deemed satisfied, if distributions begin before the close of the calendar year following the individual's death to a designated Beneficiary (or over a period not extending beyond the life expectancy of the beneficiary). If the Beneficiary is the individual's surviving spouse, distributions may be delayed until the individual would have attained age 70 1/2.


        If an individual dies after reaching his or her required beginning date or after distributions have commenced, the individual's interest must generally be distributed at least as rapidly as under the method of distribution in effect at the time of the individual's death.

    3.  WITHHOLDING


        In general, distributions from IRAs and plans described in Section 457 of the Code are subject to regular wage withholding rules. Periodic distributions from other tax-qualified retirement plans that are made for a specified period of 10 or more years or for the life or life expectancy of the participant (or the joint lives or life expectancies of the participant and beneficiary) are generally subject to federal income tax withholding as if the recipient were married claiming three exemptions. The recipient of periodic distributions may generally elect not to have withholding apply or to have income taxes withheld at a different rate by providing a completed election form.



        Other distributions from such other tax-qualified retirement plans are generally subject to mandatory income tax withholding at the flat rate of 20% unless such distributions are:


            a)  the non-taxable portion of the distribution;


            b)  required minimum distributions; or



            c)  direct transfer distributions.



        Direct transfer distributions are direct payments to an IRA or to another eligible retirement plan under Code section 401(a)(31).

30                                      AMERICAN MATURITY LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------


                               TABLE OF CONTENTS
                                       TO
                      STATEMENT OF ADDITIONAL INFORMATION



INTRODUCTION..........................................................
DESCRIPTION OF AMERICAN MATURITY LIFE INSURANCE COMPANY...............
SAFEKEEPING OF ASSETS.................................................
INDEPENDENT PUBLIC ACCOUNTANTS........................................
DISTRIBUTION OF THE CERTIFICATES......................................
ANNUITY PERIOD........................................................
  A. Annuity Payments.................................................
  B. Electing the Annuity Commencement Date and Form of Annuity.......
  C.Optional Annuity Forms............................................
    Option 1: Life Annuity............................................
    Option 2: Life Annuity with 120, 180 or 240 Monthly Payments
    Certain...........................................................
    Option 3: Cash Refund Life Annuity................................
    Option 4: Joint and Last Survivor Annuity.........................
    Option 5: Payments for a Designated Period........................
  D. The Annuity Unit and Valuation...................................
  E. Determination of Amount of First Monthly Annuity Payment -- Fixed
   and Variable.......................................................
  F. Amount of Second and Subsequent Monthly Annuity Payments.........
  G. Date and Time of Annuity Payments................................
CALCULATION OF YIELD AND RETURN.......................................
PERFORMANCE COMPARISONS...............................................
FINANCIAL STATEMENT...................................................

                                       PART B

                         STATEMENT OF ADDITIONAL INFORMATION

                       AMERICAN MATURITY LIFE INSURANCE COMPANY
                                SEPARATE ACCOUNT AMLVA
                              THE AARP VARIABLE ANNUITY

This Statement of Additional Information is not a prospectus. The information contained herein should be read in conjunction with the Prospectus.

To obtain a Prospectus, send a written request to American Maturity Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660.




Date of Prospectus:  May 1, 1998

Date of Statement of Additional Information:  May 1, 1998

                                  TABLE OF CONTENTS

SECTION                                                                    PAGE

INTRODUCTION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3

DESCRIPTION OF AMERICAN MATURITY LIFE INSURANCE CO.. . . . . . . . . . . . . 3

SAFEKEEPING OF ASSETS. . . . . . . . . . . . . . . . . . . . . . . . . . . . 4

INDEPENDENT PUBLIC ACCOUNTANTS . . . . . . . . . . . . . . . . . . . . . . . 4

DISTRIBUTION OF THE CERTIFICATES . . . . . . . . . . . . . . . . . . . . . . 4

ANNUITY PERIOD . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5

     A.   Annuity Payments . . . . . . . . . . . . . . . . . . . . . . . . . 5

     B.   Electing the Annuity Commencement Date and Form of Annuity . . . . 5

     C.   Optional Annuity Forms . . . . . . . . . . . . . . . . . . . . . . 6

          OPTION 1:  Life Annuity. . . . . . . . . . . . . . . . . . . . . . 6
          OPTION 2:  Life Annuity With 120, 180 or
                     240 Monthly Payments Certain. . . . . . . . . . . . . . 6
          OPTION 3: Cash Refund Life Annuity . . . . . . . . . . . . . . . . 7
          OPTION 4:  Joint and Last Survivor Annuity . . . . . . . . . . . . 7
          OPTION 5:  Payments for a Designated Period. . . . . . . . . . . . 7

     D.   The Annuity Unit and Valuation . . . . . . . . . . . . . . . . . . 8

     E.   Determination of Amount of First Monthly Annuity
              Payment-Fixed and Variable . . . . . . . . . . . . . . . . . . 8

     F.   Amount of Second and Subsequent Monthly Annuity Payments . . . . . 9

     G.   Date and Time of Annuity Payments. . . . . . . . . . . . . . . . . 9

CALCULATION OF YIELD AND RETURN. . . . . . . . . . . . . . . . . . . . . . . 9

PERFORMANCE COMPARISONS. . . . . . . . . . . . . . . . . . . . . . . . . . .11

FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . .13

                                    INTRODUCTION

     This Statement of Additional Information is to be read in conjunction with the Prospectus of American Maturity Life Insurance Company's Separate Account AMLVA (the AARP Variable Annuity). This Statement of Additional Information contains information that may be of some interest to some investors.

              DESCRIPTION OF AMERICAN MATURITY LIFE INSURANCE COMPANY


     American Maturity Life Insurance Company (AAmerican Maturity"), is domiciled in Connecticut. Its principal office is at 200 Hopmeadow Street, Simsbury, Connecticut 06089. However its mailing address is 700 Newport Center Drive, Newport Beach, California 92660.


     American Maturity is a stock insurance company engaged in the business of writing annuities. American Maturity was originally incorporated under the name of First Equicor Life Insurance Company under the laws of California on October 24, 1972. On July 29, 1994 First Equicor Life Insurance Company redomesticated to Connecticut and changed its name to American Maturity Life Insurance Company. American Maturity is owned 60% by Hartford Life and Accident Insurance Company (domiciled in Connecticut) and 40% by Pacific Mutual Life Insurance Company (domiciled in California). Hartford Life and Accident Insurance Company is a subsidiary of Hartford Fire Insurance Company. Pacific Mutual serves as the administrator of the Certificates.

     The American Association of Retired Persons ("AARP") granted American Maturity the exclusive right to offer annuity products to the membership of AARP
pursuant to an agreement established July 6, 1994.   The agreement requires
American Maturity to maintain minimum capital surplus levels, minimum ratings from nationally recognized rating services, and generally to obtain AARP's consent in all matters relating to the offering of annuities to AARP members. The agreement also includes a shareholder's agreement of American Maturity's shareholders. In return for the exclusive right to offer annuity products to AARP members, American Maturity pays AARP a royalty fee. The agreement is effective until December 31, 2004, at which time AARP and American Maturity may or may not renew the agreement.

     Based on its financial soundness and operating performance, American Maturity has earned an A+ (Superior) rating from A.M. Best Company, Inc., and an (AA+) (Excellent) rating from Standard & Poor's. Based on claims paying ability, American Maturity has earned an (AA+) (Very High) rating from Duff and Phelps.

     These ratings do not apply to the performance of the Separate Account. However, the contractual obligations under this variable annuity are the general corporate obligations of American Maturity. These ratings do apply to American Maturity's ability to meet its insurance obligations under the Certificate.

                               SAFEKEEPING OF ASSETS

     The assets of the Separate Account are held by American Maturity under a safekeeping arrangement.

                            INDEPENDENT PUBLIC ACCOUNTANTS

The audited financial statements included in this prospectus and elsewhere in the registration statement have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their reports with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said reports. Reference is made to the report on the statutory-basis financial statements of American Maturity Life Insurance Company which states the statutory-basis financial statements are presented in accordance with statutory accounting practices prescribed or permitted by the National Association of Insurance Commissioners and the State of Connecticut Insurance Department, and are not presented in accordance with generally accepted accounting principles. The principal business address of Arthur Andersen LLP is One Financial Plaza, Hartford, Connecticut 06103.

                            DISTRIBUTION OF CERTIFICATES

     Hartford Securities Distribution Company, Inc. ("HSD") serves as Principal Underwriter for the securities issued with respect to the Separate Account. HSD is a wholly-owned subsidiary of Hartford Life Insurance Company. The principal business address of HSD is 200 Hopmeadow Street, Simsbury, CT 06089. HSD is registered with the SEC under the Securities Exchange Act of 1934 as a Broker-Dealer and is a member of the National Association of Securities Dealers, Inc. ("NASD").

     The securities will be sold by salespersons of HSD, who represent American Maturity as insurance and variable annuity agents and who are NASD registered representatives. These salespersons will be supervised by American Maturity who will respond to telephone inquires as a result of national advertising.

     American Maturity is obligated to reimburse HSD for all operating expenses associated with HSD's services provided.

     American Maturity may pay a consultation service fee to the American Association of Retired Persons for demographic, administrative, record keeping and marketing consultation services provided. In no event will such service fee exceed 0.07% of the premiums deposited in the Certificate.

     The offering of Certificates is continuous.

                                    ANNUITY PERIOD

A.   Annuity Payments

     Variable annuity payments are determined on the basis of (1) a mortality table set forth in the Certificates and the type of annuity payment option selected, and (2) the investment performance of the investment medium selected. Fixed annuity payments are based on the Annuity tables contained in the Certificates, and will remain level for the duration of the annuity.

     The amount of the annuity payments will not be affected by adverse mortality experience or by an increase in expenses in excess of the expense deduction for which provision has been made (see "Charges Under the Certificates," on page 15 of the Prospectus).

     For a variable annuity, the Annuitant will be paid according to the value of a fixed number of Annuity Units. However, the value of the Annuity Units, and the amounts of the variable annuity payments, will vary with the investment experience of the Fund shares selected.

B.   Electing the Annuity Commencement Date and Form of Annuity

     The Certificate Owner selects an Annuity Commencement Date and an Annuity Option which may be on a fixed or variable basis, or a combination thereof. The Annuity Commencement Date will not be deferred beyond the Annuitant's 90th birthday (85th in Pennsylvania).

     The Annuity Commencement Date and/or the Annuity Option may be changed from time to time, but any such change must be made in writing at least 30 days before the scheduled Annuity Commencement Date.

     The Certificate contains the five Annuity Options. Options 5 is available with respect to Qualified Certificates only if the guaranteed payment period is less than the life expectancy of the Annuitant at the time the option becomes effective. Such life expectancy shall be computed on the basis of the mortality table prescribed by the IRS, or if none is prescribed, the mortality table then in use by American Maturity.

     If you do not elect otherwise, payments will automatically begin at the Annuitant's age 90 (85 in Pennsylvania) under Option 5, Designated Period for 5 years.

     When an Annuity is effected under a Certificate, unless otherwise specified, variable values will be applied to provide a variable annuity based on Certificate Values as they are held in the various Sub-Accounts under the Certificates. Fixed Account Certificate Values will be applied to provide a fixed annuity. The Certificate Owner should consider the question of allocation of Certificate Values among Sub-Accounts of the Separate Account and the General Account of American Maturity to make certain that Annuity payments are based on the investment alternative best suited to the Certificate Owner's needs for retirement.

     If at any time annuity payments are or become less than the minimum payment amount according to Company rules then in effect, American Maturity has the right to change the frequency of payment to such intervals as will result in a payment at least equal to the minimum.

     There may be other annuity options available offered by American Maturity from time to time.

C.   Optional Annuity Forms

OPTION 1:  Life Annuity

A life annuity is an annuity payable during the lifetime of the Annuitant and terminating with the last payment preceding the death of the Annuitant. This option offers the maximum level of monthly payments of any of the life annuity options since there is no guarantee of a minimum number of payments nor a provision for a death benefit payable to a Beneficiary.

It would be possible under this option for an Annuitant to receive only one annuity payment if he died prior to the due date of the second annuity payment, two if he died before the due date of the third annuity payment, etc.

OPTION 2:  Life Annuity with 120, 180 or 240 Monthly Payments Certain

This annuity option is an annuity payable monthly during the lifetime of an Annuitant with the provision that if, at the death of the Annuitant, payments have been made for less than 120, 180 or 240 months, as elected, then the present value as of the date of the Annuitant's death of the current dollar amount at the date of death, of any remaining guaranteed monthly payments will be paid in one sum to the Beneficiary or Beneficiaries designated.

                           Illustration of Annuity Payments
                        Male Individual Age 65, Life Annuity
                             With 120 Payments Certain

1.   Net amount applied. . . . . . . . . . . . . . . . . . . . . . . 10,000.00
2.   Initial monthly income per $1,000 of payment applied. . . . . . . . .6.78
3.   Initial monthly payment (1x2 DIVIDED BY 1,000). . . . . . . . . . . 67.80
4.   Annuity Unit value. . . . . . . . . . . . . . . . . . . . . . . .0.995995
5.   Number of monthly Annuity Units (3 DIVIDED BY 4). . . . . . . . . .68.073
6.   Assume Annuity Unit value for second month equal to . . . . . . . 1.00704
7.   Second monthly payment (5x6). . . . . . . . . . . . . . . . . . . . 68.55
8.   Assume Annuity Unit value for third month equal to. . . . . . .  0.964917
9.   Third monthly payment (5x8) . . . . . . . . . . . . . . . . . . . . 65.68


For the purpose of this illustration, purchase is assumed to have been made on the fifth business day preceding the first payment date. In determining the second and subsequent payments, the Annuity Unit Value of the fifth business day preceding the annuity due date is used.

OPTION 3: Cash Refund Life Annuity

An annuity payable monthly during the lifetime of the Annuitant ceasing with the last payment due prior to the death of the Annuitant provided that, at the death of the Annuitant, the Beneficiary will receive an additional payment equal to the excess, if any, of (a) minus (b) where: (a) is the Net Surrender Value applied on the Annuity Commencement Date under this option: and (b) is the dollar amount of annuity payments already paid. This option is not available for variable payouts.

OPTION 4:  Joint and Last Survivor Annuity

An annuity payable monthly during the joint lifetime of the Annuitant and a designated second person, and thereafter during the remaining lifetime of the survivor, ceasing with the last payment prior to the death of the survivor.

It would be possible under this option for an Annuitant and designated second person in the event of the common or simultaneous death of the parties to receive only one payment in the event of death prior to the due date for the second payment and so on.

OPTION 5:  Payments for a Designated Period

An amount payable monthly for the number of years selected which may be from 5 to 30 years. In the event of the Annuitant's death prior to the end of the designated period, the present value as of the date of the Annuitant's death, of the current dollar amount of any remaining guaranteed monthly payments will be paid in one sum to the Beneficiary or Beneficiaries designated.

     Under any of the annuity options above, no surrenders are permitted after the Annuity Commencement Date.

     Option 5 is an option that does not involve life contingencies and thus no mortality guarantee, thus the Mortality and Expense Risk Charge provides no real benefit to a Certificate Owner.

D.   The Annuity Unit and Valuation

     The value of an Annuity Unit Value for each Sub-Account will vary to reflect the investment experience of the applicable Funds and will be determined by multiplying the value of the Annuity Unit for that particular Subaccount on the preceding Business Day by the product of (1) the net investment factor for that Sub-Account for the day for which the Annuity Unit value is being calculated, and (2) 0.999866 which is a factor that neutralizes an assumed interest rate of 5.00%.

                 ILLUSTRATION OF CALCULATION OF ANNUITY UNIT VALUE

1.   Net Investment Factor for period. . . . . . . . . . . . . . . . .1.011225
2.   Adjustment for 5% Assumed Rate of Investment Return . . . . . . .0.999866
3.   2x1 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1.01109
4.   Annuity Unit value, beginning of period . . . . . . . . . . . . . .995995
5.   Annuity Unit value, end of period (3x4) . . . . . . . . . . . . . 1.00704

E.   Determination of Amount of First Monthly Annuity Payment-Fixed and Variable

     When annuity payments are to commence, the value of the Certificate is determined as the sum of the value of the Fixed Account plus the product of the value of the Accumulation Unit of each Sub-Account and the number of Accumulation Units credited to each Sub-Account as of the date the annuity option is to commence. The Annuity Unit will be determined no earlier than the close of business on the fifth Business Day preceding the date the first annuity payment is due.

     The Certificate contains tables indicating the minimum dollar amount of the first monthly payment under the optional forms of annuity for each $1,000 of value of a Sub-Account under a Certificate. The first monthly payment varies according to the form and type of annuity selected. The certificate contains annuity tables derived from the 1983a Individual Annuity Mortality table with ages set back one year with an assumed investment rate ("A.I.R.") of 5% per annum. The total first monthly variable annuity payment is determined by multiplying the value (expressed in thousands of dollars) of a Sub-Account (less any applicable Premium Taxes) by the amount of the first monthly payment per $1,000 of value obtained from the tables in the Certificates.

Fixed annuity payments are determined at annuitization by multiplying the values allocated to the Fixed Account by a rate to be determined by American Maturity which is no less than the rate specified in the annuity tables in the Certificate. The annuity payment will remain level for the duration of the annuity.

F.   Amount of Second and Subsequent Monthly Variable Annuity Payments

The amount of the first monthly variable annuity payment, determined as described above, is divided by the value of an Annuity Unit for the appropriate Sub-Account no earlier than the close of business on the fifth Business Day preceding the day on which the payment is due in order to determine the number of Annuity Units represented by the first payment. This number of Annuity Units remains fixed during the Annuity Period, and in each subsequent month the dollar amount of the variable annuity payment is determined by multiplying this fixed number of Annuity Units by the then current Annuity Unit Value.

Level variable annuity payments would be produced if the investment rate remained constant and equal to the A.I.R. In fact, payments will vary up or down as the investment rate varies up or down from the A.I.R.

G.   Date and Time of Annuity Payments

The first annuity payment under any Option shall be made one month, (or the period selected for periodic payments: annual, semi-annual, quarterly, or monthly), following the Annuity Commencement Date. Subsequent payments shall be made on the same calendar day of the month as was the first payment, or preceding day if no such day exists (e.g. September 31), in accordance with the payment period selected. The Annuity Unit Value used in calculating the amount of the variable annuity payments will be based on an Annuity Unit Value determined as of the close of business on a day no earlier than the fifth Business Day preceding the date of the annuity payment.

                          CALCULATION OF YIELD AND RETURN

     From time to time, quotations of a Sub-Account's performance may be included in advertisements, sales literature or reports to shareholders or prospective investors. These performance figures may be calculated in the following manner:

YIELD CALCULATION: MONEY MARKET PORTFOLIO SUB-ACCOUNT

     A. YIELD is the net annualized yield based on a specified seven calendar days calculated at simple interest rates. Yield is calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period subtracting a hypothetical charge reflecting deductions from shareholder accounts and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. The yield is annualized by multiplying the base period return by 365/7. The yield figure is stated to the nearest hundredth of one percent.

     B. EFFECTIVE YIELD is the net annualized yield for a specified seven calendar days assuming a reinvestment of the income compounding. Effective yield is calculated by the same method as yield except the yield figure is compounded by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result, according to the following formula:


SUB-ACCOUNTS                       YIELD          EFFECTIVE YIELD
------------                       -----          ---------------

Money Market Portfolio*            4.15%               4.24%

* Yield and effectIve yield for the seven day period ending December 31, 1997.

     For purposes of the yield and effective yield computations, the hypothetical charge reflects recurring charges on the the Separate Account level, including the annual policy fee.

     As described above, yield and effective yield are based on historical earnings and show the performance of a hypothetical investment and are not intended to indicate future performance. Yield and effective yield will vary based on changes in market conditions and the level of expenses.

YIELD CALCULATION: BOND PORTFOLIO SUB-ACCOUNT

     YIELD is the net annualized yield based on a specified 30-day (or one month) period assuming a semiannual compounding of income. Yield is calculated by dividing the net investment income per unit earned during the period by the maximum offering price per unit on the last day of the period, according to the following formula:


SUB-ACCOUNTS                                                YIELD
------------                                                -----

Bond Portfolio**                                            5.36%

**  Yield quotation based on a 30 day period ended December 31, 1997.

TOTAL RETURN CALCULATIONS

     A. AVERAGE ANNUAL TOTAL RETURN is the average annual compound rate of return for the periods of one, five, or ten years (or such shorter periods as may be applicable dating from the commencement of the Sub-Account's operations) all ended on the date of a recent calendar quarter.

     Average total return quotations reflect changes in the price of a Portfolio's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Portfolio shares. Average annual return is calculated by finding the average annual compound rates of return over the relevant periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

     STANDARDIZED AVERAGE ANNUAL TOTAL RETURN FOR YEAR ENDED DECEMBER 31, 1997



                                                                              10 YEAR OR SINCE
SUB-ACCOUNTS                      INCEPTION DATE     1 YEAR          5 YEAR      INCEPTION*
------------                      --------------     ------          ------      ----------
Money Market Portfolio (Scudder)      7/16/85        (3.14%)           .89%          2.41%

Bond Portfolio (Scudder)              7/16/85           .67%          3.83%          5.67%

Balanced Portfolio (Janus)            9/13/93         13.57%             na         12.53%

Capital Growth Portfolio (Scudder)    7/16/85         27.11%         14.75%         14.23%

Growth & Income Portfolio (Scudder)    5/2/94         21.98%             na         20.27%

AMT Partners Portfolio (Neuberger &
Berman Management)                    3/22/94         22.64%             na         20.38%



Capital Appreciation Portfolio
(Dreyfus)                              4/5/93         19.47%             na         16.35%

Small Cap Portfolio (Dreyfus)         8/31/90          7.19%         23.27%         41.84%

Worldwide Growth Portfolio (Janus)    9/13/93         13.62%             na         19.45%



Figures represent performance since inception for Sub-Accounts in existence for less than 10 years, or performance for 10 years for Sub-Accounts in existence for more than 10 years.



      NON-STANDARDIZED ANNUALIZED TOTAL RETURN FOR YEAR ENDED DECEMBER 31, 1997


                                                                              10 YEAR OR SINCE
SUB-ACCOUNTS                      INCEPTION DATE     1 YEAR          5 YEAR      INCEPTION*
------------                      --------------     ------          ------      ----------
Money Market Portfolio (Scudder)      7/16/85          4.36%          3.56%          4.61%

Bond Portfolio (Scudder)              7/16/85          8.17%          6.33%          7.63%

Balanced Portfolio (Janus)            9/13/93         21.07%            n/a         15.30%

Capital Growth Portfolio (Scudder)    7/16/85         34.61%         17.03%         15.79%

Growth & Income Portfolio (Scudder)    5/2/94         29.48%             na         23.00%

AMT Partners Portfolio (Neuberger
& Berman Management)                  3/22/94         30.14%             na         23.13%

Capital Appreciation Portfolio
(Dreyfus)                              4/5/93         26.97%             na         18.85%

Small Cap Portfolio (Dreyfus)         8/31/90         15.76%          25.08         42.75%

Worldwide Growth Portfolio (Janus)    9/13/93         21.12%             na         21.86%


Figures represent performance since inception for Sub-Accounts in existence for less than 10 years, or performance for 10 years for Sub-Accounts in existence for more than 10 years.

                              PERFORMANCE COMPARISONS

YIELD AND TOTAL RETURN. Each Sub-Account may from time to time include its performance in advertising and other sales literature furnished to present or
prospective shareholders.   Each Sub-Account may from time to time include in
advertisements its total return (and yield in the case of certain Sub-Accounts), and the ranking of those performance figures relative to such figures for groups of other annuities analyzed by Lipper Analytical Services and Morningstar, Inc. as having the same investment objectives.

The total return and yield may also be used to compare the performance of the Sub-Accounts against certain widely acknowledged outside standards or indices for stock and bond market performance. The Standard & Poor's Composite Index of 500 Stocks (the "S&P 500") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included. The 500 companies represented include 400 industrial, 60 transportation and 40 financial services concerns. The S&P 500 represents about 80% of the market value of all issues traded on the New York Stock Exchange.

The NASDAQ-OTC Price Index (The "NASDAQ Index") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of approximately 3,500 stocks relative to the base measure of 100.00 on February 5, 1971. The NASDAQ Index is composed entirely of common stocks of companies traded over-the-counter and often through the National Association of Securities Dealers Automated Quotations ("NASDAQ") system. Only those over-the-counter stocks having only one market maker or traded on exchanges are excluded.


The Morgan Stanley Capital International EAFE Index (the "EAFE Index") is an unmanaged index, which includes over 1,000 companies representing the stock markets of Europe, Australia, New Zealand, and the Far East. The EAFE Index is weighted by market capitalization, and therefore, it has a heavy representation in countries with large stock markets, such as Japan.


The Lehman Government Bond Index (the "Lehman Government Index") is a measure of the market value of all public obligations of the U.S. Treasury; all publicly issued debt of all agencies of the U.S. Government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. Government. Mortgage backed securities, flower bonds and foreign targeted issues are not included in the Lehman Government Index.

The Lehman Government/Corporate Bond Index (the "Lehman Government/Corporate Index") is a measure of the market value of approximately 5,300 bonds with a face value currently in excess of $1.3 trillion. To be included in the Lehman Government/Corporate Index, an issue must have amounts outstanding in excess of $1 million, have at least one year to maturity and be rated "Baa" or higher ("investment grade") by a nationally recognized rating agency.

The manner in which total return and yield will be calculated for public use is described above.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

TO AMERICAN MATURITY LIFE INSURANCE COMPANY
SEPARATE ACCOUNT AMLVA AND TO THE
OWNERS OF UNITS OF INTEREST THEREIN:
--------------------------------------------------------------------------------

We have audited the accompanying statement of assets and liabilities of American Maturity Life Insurance Company Separate Account AMLVA (the Account) as of December 31, 1997, and the related statements of operations and changes in net assets for the period from inception, March 17, 1997, to December 31, 1997. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of American Maturity Life Insurance Company Separate Account AMLVA as of December 31, 1997 and the results of its operations and the changes in its net assets for the period from inception, March 17, 1997, to December 31, 1997, in conformity with generally accepted accounting principles.


                                                             ARTHUR ANDERSEN LLP

Hartford, Connecticut
February 16, 1998

--------------------------------------------------------------------------------
SEPARATE ACCOUNT AMLVA
--------------------------------------------------------------------------------

AMERICAN MATURITY LIFE INSURANCE COMPANY
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997
--------------------------------------------------------------------------------

                                                             SCUDDER                    SCUDDER                    SCUDDER
                                                    VARIABLE LIFE INVESTMENT   VARIABLE LIFE INVESTMENT   VARIABLE LIFE INVESTMENT
                                                        FUND MONEY MARKET              FUND BOND                 FUND CAPITAL
                                                            PORTFOLIO                  PORTFOLIO               GROWTH PORTFOLIO
                                                           SUB-ACCOUNT                SUB-ACCOUNT                SUB-ACCOUNT
                                                    ------------------------   ------------------------   ------------------------
ASSETS:
Investments:
   Scudder Variable Life Investment Fund Money
   Market Portfolio
      Shares                342,165
      Cost                 $342,165
      Market Value . . . . . . . . . . . . . . . .         $ 342,165                      --                          --
   Scudder Variable Life Investment Fund Bond
   Portfolio
      Shares                 81,246
      Cost                 $549,421
      Market Value . . . . . . . . . . . . . . . .            --                       $ 558,160                      --
   Scudder Variable Life Investment Fund Capital
   Growth Portfolio
      Shares                 27,321
      Cost                 $553,571
      Market Value . . . . . . . . . . . . . . . .            --                          --                       $ 563,641
   Scudder Variable Life Investment Fund Growth
   and Income Portfolio
      Shares                179,296
      Cost               $1,999,818
      Market Value . . . . . . . . . . . . . . . .            --                          --                          --
   Neuberger & Berman Partners Advisers Management
   Trust Portfolio
      Shares                 42,626
      Cost                 $846,914
      Market Value . . . . . . . . . . . . . . . .            --                          --                          --
   Dreyfus Variable Investment Fund Capital
   Appreciation Portfolio
      Shares                 46,411
      Cost               $1,271,683
      Market Value . . . . . . . . . . . . . . . .            --                          --                          --
   Dreyfus Variable Investment Fund Small Cap
   Portfolio
      Shares                  7,314
      Cost                 $437,966
      Market Value . . . . . . . . . . . . . . . .            --                          --                          --
   Janus Aspen Series Balanced Portfolio
      Shares                 17,100
      Cost                 $287,875
      Market Value . . . . . . . . . . . . . . . .            --                          --                          --
   Janus Aspen Series Worldwide Growth Portfolio
      Shares                 56,443
      Cost               $1,315,752
      Market Value . . . . . . . . . . . . . . . .            --                          --                          --
Due from American Maturity Life
Insurance Company  . . . . . . . . . . . . . . . .            --                          --                           4,430
Receivable from fund shares sold . . . . . . . . .                 8                          13                      --
                                                         -----------                 -----------                 -----------
Total Assets . . . . . . . . . . . . . . . . . . .           342,173                     558,173                     568,071
                                                         -----------                 -----------                 -----------
LIABILITIES:
Due to American Maturity Life Insurance Company  .                 8                          13                      --
Payable for fund shares purchased  . . . . . . . .            --                          --                           4,430
                                                         -----------                 -----------                 -----------
Total Liabilities  . . . . . . . . . . . . . . . .                 8                          13                       4,430
                                                         -----------                 -----------                 -----------
Net Assets (variable annuity contract
liabilities) . . . . . . . . . . . . . . . . . . .       $   342,165                 $   558,160                 $   563,641
                                                         -----------                 -----------                 -----------
                                                         -----------                 -----------                 -----------

DEFERRED ANNUITY CONTRACTS IN THE ACCUMULATION PERIOD:
INDIVIDUAL SUB-ACCOUNTS:
Units owned by participants  . . . . . . . . . . .            33,066                      51,585                      45,151
Unit values  . . . . . . . . . . . . . . . . . . .        $10.347924                  $10.820260                  $12.483490


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

                                                            SCUDDER                    NEUBERGER                   DREYFUS
                                                    VARIABLE LIFE INVESTMENT           & BERMAN           VARIABLE INVESTMENT FUND
                                                          FUND GROWTH                  PARTNERS                    CAPITAL
                                                          AND INCOME              ADVISERS MANAGEMENT           APPRECIATION
                                                           PORTFOLIO                TRUST PORTFOLIO               PORTFOLIO
                                                          SUB-ACCOUNT                 SUB-ACCOUNT                SUB-ACCOUNT
                                                    ------------------------   ------------------------   ------------------------
ASSETS:
Investments:
   Scudder Variable Life Investment Fund Money
   Market Portfolio
      Shares                342,165
      Cost                 $342,165
      Market Value . . . . . . . . . . . . . . . .            --                          --                         --
   Scudder Variable Life Investment Fund Bond
   Portfolio
      Shares                 81,246
      Cost                 $549,421
      Market Value . . . . . . . . . . . . . . . .            --                          --                         --
   Scudder Variable Life Investment Fund Capital
   Growth Portfolio
      Shares                 27,321
      Cost                 $553,571
      Market Value . . . . . . . . . . . . . . . .            --                          --                         --
   Scudder Variable Life Investment Fund Growth
   and Income Portfolio
      Shares                179,296
      Cost               $1,999,818
      Market Value . . . . . . . . . . . . . . . .       $ 2,058,322                      --                         --
   Neuberger & Berman Partners Advisers Management
   Trust Portfolio
      Shares                 42,626
      Cost                 $846,914
      Market Value . . . . . . . . . . . . . . . .            --                       $ 878,092                     --
   Dreyfus Variable Investment Fund Capital
   Appreciation Portfolio
      Shares                 46,411
      Cost               $1,271,683
      Market Value . . . . . . . . . . . . . . . .            --                          --                    $ 1,294,868
   Dreyfus Variable Investment Fund Small Cap
   Portfolio
      Shares                  7,314
      Cost                 $437,966
      Market Value . . . . . . . . . . . . . . . .            --                          --                         --
   Janus Aspen Series Balanced Portfolio
      Shares                 17,100
      Cost                 $287,875
      Market Value . . . . . . . . . . . . . . . .
   Janus Aspen Series Worldwide Growth Portfolio              --                          --                         --
      Shares                 56,443
      Cost               $1,315,752
      Market Value . . . . . . . . . . . . . . . .            --                          --                         --
Due from American Maturity Life
Insurance Company  . . . . . . . . . . . . . . . .            --                           1,409                     10,020
Receivable from fund shares sold . . . . . . . . .                 8                      --                         --
                                                         -----------                 -----------                -----------
Total Assets . . . . . . . . . . . . . . . . . . .         2,058,330                     879,501                  1,304,888
                                                         -----------                 -----------                -----------
LIABILITIES:
Due to American Maturity Life Insurance Company  .                 8                      --                         --
Payable for fund shares purchased  . . . . . . . .            --                           1,409                     10,020
                                                         -----------                 -----------                -----------
Total Liabilities  . . . . . . . . . . . . . . . .                 8                       1,409                     10,020
                                                         -----------                 -----------                -----------
Net Assets (variable annuity contract
liabilities) . . . . . . . . . . . . . . . . . . .       $ 2,058,322                 $   878,092                $ 1,294,868
                                                         -----------                 -----------                -----------
                                                         -----------                 -----------                -----------

DEFERRED ANNUITY CONTRACTS IN THE ACCUMULATION PERIOD:
INDIVIDUAL SUB-ACCOUNTS:
Units owned by participants  . . . . . . . . . . .           169,811                      71,192                    109,859
Unit values  . . . . . . . . . . . . . . . . . . .        $12.121271                  $12.334172                 $11.786664

                                                             DREYFUS                                               JANUS
                                                    VARIABLE INVESTMENT FUND            JANUS                  ASPEN SERIES
                                                              SMALL                  ASPEN SERIES                WORLDWIDE
                                                             CAPITAL                   BALANCED                    GROWTH
                                                            PORTFOLIO                  PORTFOLIO                 PORTFOLIO
                                                           SUB-ACCOUNT                SUB-ACCOUNT               SUB-ACCOUNT
                                                    ------------------------   ------------------------   ------------------------
ASSETS:
Investments:
   Scudder Variable Life Investment Fund Money
   Market Portfolio
      Shares                342,165
      Cost                 $342,165
      Market Value . . . . . . . . . . . . . . . .            --                          --                         --
   Scudder Variable Life Investment Fund Bond
   Portfolio
      Shares                 81,246
      Cost                 $549,421
      Market Value . . . . . . . . . . . . . . . .            --                          --                         --
   Scudder Variable Life Investment Fund Capital
   Growth Portfolio
      Shares                 27,321
      Cost                 $553,571
      Market Value . . . . . . . . . . . . . . . .            --                          --                         --
   Scudder Variable Life Investment Fund Growth
   and Income Portfolio
      Shares                179,296
      Cost               $1,999,818
      Market Value . . . . . . . . . . . . . . . .            --                          --                         --
   Neuberger & Berman Partners Advisers Management
   Trust Portfolio
      Shares                 42,626
      Cost                 $846,914
      Market Value . . . . . . . . . . . . . . . .            --                          --                         --
   Dreyfus Variable Investment Fund Capital
   Appreciation Portfolio
      Shares                 46,411
      Cost               $1,271,683
      Market Value . . . . . . . . . . . . . . . .            --                          --                         --
   Dreyfus Variable Investment Fund Small Cap
   Portfolio
      Shares                  7,314
      Cost                 $437,966
      Market Value . . . . . . . . . . . . . . . .         $ 417,930                      --                         --
   Janus Aspen Series Balanced Portfolio
      Shares                 17,100
      Cost                 $287,875
      Market Value . . . . . . . . . . . . . . . .
   Janus Aspen Series Worldwide Growth Portfolio              --                       $ 298,735                     --
      Shares                 56,443
      Cost               $1,315,752
      Market Value . . . . . . . . . . . . . . . .            --                          --                    $ 1,320,210
Due from American Maturity Life
Insurance Company  . . . . . . . . . . . . . . . .            --                          12,832                     --
Receivable from fund shares sold . . . . . . . . .             2,972                      --                          5,658
                                                         -----------                 -----------                -----------
Total Assets . . . . . . . . . . . . . . . . . . .           420,902                     311,567                  1,325,868
                                                         -----------                 -----------                -----------
LIABILITIES:
Due to American Maturity Life Insurance Company  .             2,972                      --                          5,658
Payable for fund shares purchased  . . . . . . . .            --                          12,832                     --
                                                         -----------                 -----------                -----------
Total Liabilities  . . . . . . . . . . . . . . . .             2,972                      12,832                      5,658
                                                         -----------                 -----------                -----------

Net Assets (variable annuity contract
liabilities) . . . . . . . . . . . . . . . . . . .       $   417,930                 $   298,735                $ 1,320,210
                                                         -----------                 -----------                -----------
                                                         -----------                 -----------                -----------


DEFERRED ANNUITY CONTRACTS IN THE ACCUMULATION PERIOD:
INDIVIDUAL SUB-ACCOUNTS:
Units owned by participants  . . . . . . . . . . .            35,318                      25,899                    115,748
Unit values  . . . . . . . . . . . . . . . . . . .        $11.833201                  $11.534865                 $11.405913

-------------------------------------------------------------------------------
SEPARATE ACCOUNT AMLVA
-------------------------------------------------------------------------------

AMERICAN MATURITY LIFE INSURANCE COMPANY
STATEMENT OF OPERATIONS
FOR THE PERIOD FROM INCEPTION, MARCH 17, 1997 TO DECEMBER 31, 1997
-------------------------------------------------------------------------------

                                                             SCUDDER                    SCUDDER                    SCUDDER
                                                    VARIABLE LIFE INVESTMENT   VARIABLE LIFE INVESTMENT   VARIABLE LIFE INVESTMENT
                                                        FUND MONEY MARKET              FUND BOND                 FUND CAPITAL
                                                            PORTFOLIO                  PORTFOLIO               GROWTH PORTFOLIO
                                                           SUB-ACCOUNT                SUB-ACCOUNT                SUB-ACCOUNT
                                                    ------------------------   ------------------------   ------------------------
INVESTMENT INCOME:
   Dividends . . . . . . . . . . . . . . . . . . .           $ 7,456                     $ 6,904                    $ 1,033

EXPENSES:
   Mortality and expense undertakings. . . . . . .            (1,217)                     (1,263)                    (1,131)
                                                             -------                     -------                    -------
   Net investment income (loss). . . . . . . . . .             6,239                       5,641                       (98)
                                                             -------                     -------                    -------
CAPITAL GAINS INCOME . . . . . . . . . . . . . . .                --                          --                         --
                                                             -------                     -------                    -------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:
   Net realized gain (loss) on security
      transactions . . . . . . . . . . . . . . . .                --                           7                         16
   Net unrealized appreciation (depreciation) of
      investments during the period. . . . . . . .                --                       8,739                     10,070
                                                             -------                     -------                    -------

         Net realized and unrealized gain (loss)
            on investments . . . . . . . . . . . .                --                       8,746                     10,086
                                                             -------                     -------                    -------

         Net increase in net assets resulting from
            operations:. . . . . . . . . . . . . .           $ 6,239                     $14,387                    $ 9,988
                                                             -------                     -------                    -------
                                                             -------                     -------                    -------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

                                                            SCUDDER                    NEUBERGER                   DREYFUS
                                                    VARIABLE LIFE INVESTMENT           & BERMAN           VARIABLE INVESTMENT FUND
                                                          FUND GROWTH                  PARTNERS                    CAPITAL
                                                          AND INCOME              ADVISERS MANAGEMENT           APPRECIATION
                                                           PORTFOLIO                TRUST PORTFOLIO               PORTFOLIO
                                                          SUB-ACCOUNT                 SUB-ACCOUNT                SUB-ACCOUNT
                                                    ------------------------   ------------------------   ------------------------
INVESTMENT INCOME:
   Dividends . . . . . . . . . . . . . . . . . . .            $8,946                     $  --                      $ 8,960

EXPENSES:
   Mortality and expense undertakings. . . . . . .            (4,154)                     (1,934)                    (2,881)
                                                             -------                     -------                    -------
   Net investment income (loss). . . . . . . . . .             4,792                      (1,934)                     6,079
                                                             -------                     -------                    -------
CAPITAL GAINS INCOME . . . . . . . . . . . . . . .              --                          --                          752
                                                             -------                     -------                    -------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:
   Net realized gain (loss) on security
      transactions . . . . . . . . . . . . . . . .            (7,527)                         48                        397
   Net unrealized appreciation (depreciation) of
      investments during the period. . . . . . . .            58,504                      31,178                     23,185
                                                             -------                     -------                    -------

         Net realized and unrealized gain (loss)
            on investments . . . . . . . . . . . .            50,977                      31,226                     23,582
                                                             -------                     -------                    -------

         Net increase in net assets resulting from
            operations:. . . . . . . . . . . . . .           $55,769                     $29,292                    $30,413
                                                             -------                     -------                    -------
                                                             -------                     -------                    -------

                                                             DREYFUS                                               JANUS
                                                    VARIABLE INVESTMENT FUND            JANUS                  ASPEN SERIES
                                                              SMALL                  ASPEN SERIES                WORLDWIDE
                                                             CAPITAL                   BALANCED                    GROWTH
                                                            PORTFOLIO                  PORTFOLIO                 PORTFOLIO
                                                           SUB-ACCOUNT                SUB-ACCOUNT               SUB-ACCOUNT
                                                    ------------------------   ------------------------   ------------------------
INVESTMENT INCOME:
   Dividends . . . . . . . . . . . . . . . . . . .           $   453                     $ 3,615                    $ 5,047

EXPENSES:
   Mortality and expense undertakings. . . . . . .              (934)                       (724)                    (2,976)
                                                             -------                     -------                    -------
   Net investment income (loss). . . . . . . . . .              (481)                      2,891                      2,071
                                                             -------                     -------                    -------
CAPITAL GAINS INCOME . . . . . . . . . . . . . . .            23,882                        --                         --
                                                             -------                     -------                    -------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:
   Net realized gain (loss) on security
      transactions . . . . . . . . . . . . . . . .            (2,631)                         28                       (191)
   Net unrealized appreciation (depreciation) of
      investments during the period. . . . . . . .           (20,036)                     10,860                      4,458
                                                             -------                     -------                    -------

         Net realized and unrealized gain (loss)
            on investments . . . . . . . . . . . .           (22,667)                     10,888                      4,267
                                                             -------                     -------                    -------

         Net increase in net assets resulting from
            operations:. . . . . . . . . . . . . .           $   734                     $13,779                    $ 6,338
                                                             -------                     -------                    -------
                                                             -------                     -------                    -------

--------------------------------------------------------------------------------
SEPARATE ACCOUNT AMLVA
--------------------------------------------------------------------------------

AMERICAN MATURITY LIFE INSURANCE COMPANY
STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD FROM INCEPTION, MARCH 17, 1997 TO DECEMBER 31, 1997
--------------------------------------------------------------------------------

                                                             SCUDDER                    SCUDDER                    SCUDDER
                                                    VARIABLE LIFE INVESTMENT   VARIABLE LIFE INVESTMENT   VARIABLE LIFE INVESTMENT
                                                        FUND MONEY MARKET              FUND BOND                 FUND CAPITAL
                                                            PORTFOLIO                  PORTFOLIO               GROWTH PORTFOLIO
                                                           SUB-ACCOUNT                SUB-ACCOUNT                SUB-ACCOUNT
                                                    ------------------------   ------------------------   ------------------------
OPERATIONS:
   Net investment income (loss). . . . . . . . . .        $    6,239                  $    5,641                  $      (98)
   Capital gains income. . . . . . . . . . . . . .              --                          --                          --
   Net realized gain (loss) on security
      transactions . . . . . . . . . . . . . . . .              --                             7                          16
   Net unrealized appreciation (depreciation)
      of investments during the period . . . . . .              --                         8,739                      10,070
                                                          ----------                  ----------                  ----------
   Net increase in net assets resulting
      from operations. . . . . . . . . . . . . . .             6,239                      14,387                       9,988
                                                          ----------                  ----------                  ----------

UNIT TRANSACTIONS:
   Purchases . . . . . . . . . . . . . . . . . . .         1,398,582                     465,764                     478,755
   Net transfers . . . . . . . . . . . . . . . . .        (1,031,362)                     79,564                      75,274
   Surrenders. . . . . . . . . . . . . . . . . . .           (31,277)                     (1,544)                       (128)
   Other activity. . . . . . . . . . . . . . . . .               (17)                        (11)                       (248)
                                                          ----------                  ----------                  ----------
   Net increase in net assets resulting from
      unit transactions. . . . . . . . . . . . . .           335,926                     543,773                     553,653
                                                          ----------                  ----------                  ----------
   Total increase in net assets. . . . . . . . . .           342,165                     558,160                     563,641

NET ASSETS:
   Beginning of period . . . . . . . . . . . . . .              --                          --                          --
                                                          ----------                  ----------                  ----------
   End of period . . . . . . . . . . . . . . . . .        $  342,165                  $  558,160                  $  563,641
                                                          ----------                  ----------                  ----------
                                                          ----------                  ----------                  ----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

                                                            SCUDDER                    NEUBERGER                   DREYFUS
                                                    VARIABLE LIFE INVESTMENT           & BERMAN           VARIABLE INVESTMENT FUND
                                                          FUND GROWTH                  PARTNERS                    CAPITAL
                                                          AND INCOME              ADVISERS MANAGEMENT           APPRECIATION
                                                           PORTFOLIO                TRUST PORTFOLIO               PORTFOLIO
                                                          SUB-ACCOUNT                 SUB-ACCOUNT                SUB-ACCOUNT
                                                    ------------------------   ------------------------   ------------------------
OPERATIONS:
   Net investment income (loss). . . . . . . . . .        $    4,792                    $ (1,934)                 $    6,079
   Capital gains income. . . . . . . . . . . . . .              --                          --                           752
   Net realized gain (loss) on security
      transactions . . . . . . . . . . . . . . . .            (7,527)                         48                         397
   Net unrealized appreciation (depreciation)
      of investments during the period . . . . . .            58,504                      31,178                      23,185
                                                          ----------                    --------                  ----------
   Net increase in net assets resulting
      from operations. . . . . . . . . . . . . . .            55,769                      29,292                      30,413
                                                          ----------                    --------                  ----------

UNIT TRANSACTIONS:
   Purchases . . . . . . . . . . . . . . . . . . .         1,774,328                     741,365                   1,080,754
   Net transfers . . . . . . . . . . . . . . . . .           216,036                     108,605                     185,964
   Surrenders. . . . . . . . . . . . . . . . . . .            (2,468)                     (1,032)                     (2,276)
   Other activity. . . . . . . . . . . . . . . . .            14,657                        (138)                         13
                                                          ----------                    --------                  ----------
   Net increase in net assets resulting from
      unit transactions. . . . . . . . . . . . . .         2,002,553                     848,800                   1,264,455
                                                          ----------                    --------                  ----------
   Total increase in net assets. . . . . . . . . .         2,058,322                     878,092                   1,294,868

NET ASSETS:
   Beginning of period . . . . . . . . . . . . . .              --                            --                        --
                                                          ----------                    --------                  ----------
   End of period . . . . . . . . . . . . . . . . .        $2,058,322                    $878,092                  $1,294,868
                                                          ----------                    --------                  ----------
                                                          ----------                    --------                  ----------

                                                             DREYFUS                                               JANUS
                                                    VARIABLE INVESTMENT FUND            JANUS                  ASPEN SERIES
                                                              SMALL                  ASPEN SERIES                WORLDWIDE
                                                             CAPITAL                   BALANCED                    GROWTH
                                                            PORTFOLIO                  PORTFOLIO                 PORTFOLIO
                                                           SUB-ACCOUNT                SUB-ACCOUNT               SUB-ACCOUNT
                                                    ------------------------   ------------------------   ------------------------
OPERATIONS:
   Net investment income (loss). . . . . . . . . .          $   (481)                   $  2,891                  $    2,071
   Capital gains income. . . . . . . . . . . . . .            23,882                        --                            --
   Net realized gain (loss) on security
      transactions . . . . . . . . . . . . . . . .            (2,631)                         28                        (191)
   Net unrealized appreciation (depreciation)
      of investments during the period . . . . . .           (20,036)                     10,860                       4,458
                                                            --------                    --------                  ----------
   Net increase in net assets resulting
      from operations. . . . . . . . . . . . . . .               734                      13,779                       6,338
                                                            --------                    --------                  ----------

UNIT TRANSACTIONS:
   Purchases . . . . . . . . . . . . . . . . . . .           361,150                     252,727                   1,132,151
   Net transfers . . . . . . . . . . . . . . . . .            55,933                      32,780                     184,710
   Surrenders. . . . . . . . . . . . . . . . . . .               (25)                       (325)                     (2,078)
   Other activity. . . . . . . . . . . . . . . . .               138                        (226)                       (911)
                                                            --------                    --------                  ----------
   Net increase in net assets resulting from
      unit transactions. . . . . . . . . . . . . .           417,196                     284,956                   1,313,872
                                                            --------                    --------                  ----------
   Total increase in net assets. . . . . . . . . .           417,930                     298,735                   1,320,210

NET ASSETS:
   Beginning of period . . . . . . . . . . . . . .              --                          --                            --
                                                            --------                    --------                  ----------
   End of period . . . . . . . . . . . . . . . . .          $417,930                    $298,735                  $1,320,210
                                                            --------                    --------                  ----------
                                                            --------                    --------                  ----------

--------------------------------------------------------------------------------
SEPARATE ACCOUNT AMLVA
--------------------------------------------------------------------------------

AMERICAN MATURITY LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1997
--------------------------------------------------------------------------------

1.   ORGANIZATION:

     Separate Account AMLVA (the Account) is a separate investment account within American Maturity Life Insurance Company (the Company) and is registered with the Securities and Exchange Commission (SEC) as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The Account invests deposits by variable annuity contractholders of the Company in various mutual funds (the Funds) as directed by the contractholders.

2.   SIGNIFICANT ACCOUNTING POLICIES:

     The following is a summary of significant accounting policies of the Account, which are in accordance with generally accepted accounting principles in the investment company industry:

     a) SECURITY TRANSACTIONS--Security transactions are recorded on the trade date (date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost. Dividend and capital gains income are accrued as of the ex-dividend date. Capital gains income represents dividends from the Funds which are characterized as capital gains under federal income tax regulations.

     b) SECURITY VALUATION--The investment in shares of the Scudder Variable Life Investment Fund Portfolios, Janus Aspen Series Portfolios, Neuberger & Berman Advisers Management Trust Partners Portfolio and Dreyfus Variable Investment Fund Portfolios are valued at the closing net asset value per share as determined by the appropriate Fund as of December 31, 1997.

     c) FEDERAL INCOME TAXES--The operations of the Account form a part of, and are taxed with, the total operations of the Company, which is taxed as an insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the operations of the Account.

     d) USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

3. ADMINISTRATION OF THE ACCOUNT AND RELATED CHARGES:

     a) MORTALITY AND EXPENSE UNDERTAKINGS--The Company, as issuer of variable annuity contracts, provides the mortality and expense undertakings and, with respect to the Account, receives a maximum annual fee of up to .65% of the Account's average daily net assets. The Company also provides administrative services and receives an annual fee of 0.20% of the Account's average daily net assets.

     b) DEDUCTION OF ANNUAL MAINTENANCE FEE--Annual maintenance fees are deducted through termination of units of interest from the applicable contractholders' accounts, in accordance with the terms of the contracts.

                       REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Board of Directors of

          American Maturity Life Insurance Company:



We have audited the accompanying statutory-basis balance sheets of American Maturity Life Insurance Company (a Connecticut corporation) (the Company) as of December 31, 1997 and 1996, and the related statutory-basis statements of operations, changes in capital and surplus and cash flows for each of the three years in the period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these statutory-basis financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The Company presents its financial statements in conformity with statutory accounting practices as described in Note 1 of notes to statutory-basis financial statements. When statutory-basis financial statements are presented for purposes other than for filing with a regulatory agency, generally accepted auditing standards require that an auditors' report on them state whether they are presented in conformity with generally accepted accounting principles. The accounting practices used by the Company vary from generally accepted accounting principles as explained and quantified in Note 1.

In our opinion, because the differences in accounting practices as described in
Note 1 are material, the statutory-basis financial statements referred to above do not present fairly, in accordance with generally accepted accounting principles, the financial position of the Company as of December 31, 1997 and 1996, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1997.

However, in our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 1997 and 1996, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1997 in conformity with statutory accounting practices as described in Note 1.



/s/ Arthur Anderson LLP
Hartford, Connecticut
January 27, 1998

                       AMERICAN MATURITY LIFE INSURANCE COMPANY

                            STATUTORY-BASIS BALANCE SHEETS

                           AS OF DECEMBER 31, 1997 AND 1996
                                    (in thousands)


                                                           1997          1996
                                                           ----          ----
ASSETS:
  Bonds                                                  $ 13,310      $10,009
  Cash and short-term investments                          40,654        7,415
                                                         --------      -------
     Total cash and invested assets                        53,964       17,424

  Investment income due and accrued                           223          166
  Other assets                                                387          419
  Separate account assets                                 122,694       54,241
                                                         --------      -------
     Total assets                                        $177,268      $72,250
                                                         --------      -------
                                                         --------      -------

LIABILITIES:
  Aggregate reserves for future benefits                 $  3,290      $ 1,655
  Liability for premium and other deposit
    funds                                                   4,707        2,034
  Asset valuation reserve                                     478          249
  Payable to affiliates                                     1,212          883
  Transfers to separate accounts due
    or accrued                                               (792)       1,291
  Other liabilities                                         1,816        1,423
  Separate account liabilities                            122,594       54,241
                                                         --------      -------
     Total liabilities                                    133,305       61,776
                                                         --------      -------



COMMITMENTS AND CONTINGENCIES (Note 7)

CAPITAL AND SURPLUS:
  Common stock                                              2,500        2,500
  Gross paid-in and contributed surplus                    57,500       17,500
  Unassigned funds                                        (16,037)      (9,526)
                                                         --------      -------
     Total capital and surplus                             43,963       10,474
                                                         --------      -------

     Total liabilities and capital
       and surplus                                       $177,268      $72,250
                                                         --------      -------
                                                         --------      -------



                        The accompanying notes are an integral
                 part of these statutory-basis financial statements.

                       AMERICAN MATURITY LIFE INSURANCE COMPANY

                       STATUTORY-BASIS STATEMENTS OF OPERATIONS

                 FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995
                                    (in thousands)



                                                            1997           1996           1995
                                                            ----           ----           ----
REVENUES:
  Premiums and annuity considerations                     $ 4,342        $ 3,290        $   746
  Annuity and other fund deposits                          64,872         39,041         18,043
  Net investment income                                     1,390            968          1,181
  Other revenues                                               10           -              -
                                                          -------        -------        -------
     Total revenues                                        70,614         43,299         19,970
                                                          -------        -------        -------

BENEFITS AND EXPENSES:
  Surrenders and other benefit payments                     4,904          3,540            789
  General insurance expenses                               10,592          6,110          6,376
  Increase in aggregate reserve for future
    benefits and liability for premium and
    other deposit funds                                     4,308          3,005            684
  Net transfers to separate accounts                       57,081         35,303         16,842
  Other expenses                                               19           -              -
                                                          -------        -------        -------
     Total benefits and expenses                           76,904         47,958         24,691
                                                          -------        -------        -------


LOSS FROM OPERATIONS BEFORE FEDERAL
  INCOME TAXES                                             (6,290)        (4,659)        (4,721)

FEDERAL INCOME TAXES                                         -              -              -
                                                          -------        -------        -------

LOSS FROM OPERATIONS                                       (6,290)        (4,659)        (4,721)

REALIZED CAPITAL GAINS, NET OF FEDERAL
  INCOME TAXES                                                  8           -              -
                                                          -------        -------        -------

NET LOSS                                                  $(6,282)       $(4,659)       $(4,721)
                                                          -------        -------        -------
                                                          -------        -------        -------


                        The accompanying notes are an integral
                 part of these statutory-basis financial statements.

                       AMERICAN MATURITY LIFE INSURANCE COMPANY

             STATUTORY-BASIS STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS

                 FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995
                                    (in thousands)

                                                            1997           1996           1995
                                                            ----           ----           ----
CAPITAL AND SURPLUS - beginning of year                   $10,474        $15,280        $20,065
                                                          -------        -------        -------
     Net loss                                              (6,282)        (4,659)        (4,721)
     Change in asset valuation reserve                       (229)          (147)           (64)
     Paid-in capital                                       40,000           -              -
                                                          -------        -------        -------
               Changes in capital and surplus              33,489         (4,806)        (4,785)
                                                          -------        -------        -------
CAPITAL AND SURPLUS - end of year                         $43,963        $10,474        $15,280
                                                          -------        -------        -------
                                                          -------        -------        -------


                       The accompanying notes are an integral
                 part of these statutory-basis financial statements.

                       AMERICAN MATURITY LIFE INSURANCE COMPANY

                       STATUTORY-BASIS STATEMENTS OF CASH FLOWS

                 FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995
                                    (in thousands)


                                                           1997           1996           1995
                                                           ----           ----           ----
OPERATIONS:
  Premiums, annuity considerations and
    fund deposits                                         $69,215        $42,331        $18,789
  Investment income                                         1,423          1,189            983
                                                          -------        -------        -------
          Total revenues                                   70,638         43,520         19,772
                                                          -------        -------        -------

  Benefits paid                                             4,904          3,540            789
  Net transfers to separate accounts                       59,165         33,881         16,973
  Other expenses                                           10,415          5,557          5,633
                                                          -------        -------        -------
          Total benefits and expenses                      74,484         42,978         23,395
                                                          -------        -------        -------
          Net cash (used for) provided by
            operations                                     (3,846)           542         (3,623)
                                                          -------        -------        -------

PROCEEDS FROM INVESTMENTS:
  Bonds                                                     2,488          1,000          3,310
                                                          -------        -------        -------
          Net investment proceeds                           2,488          1,000          3,310

OTHER CASH PROVIDED:
  Capital and surplus paid-in                              40,000           -              -
  Other sources                                               528          2,533            353
                                                          -------        -------        -------
          Total proceeds                                   43,016          3,533          3,663
                                                          -------        -------        -------

COST OF INVESTMENTS ACQUIRED:
  Bonds                                                     5,886          6,018          3,255
                                                          -------        -------        -------
          Total investments acquired                        5,886          6,018          3,255
                                                          -------        -------        -------

TOTAL OTHER CASH APPLIED                                       45             85          1,989
                                                          -------        -------        -------
          Total applications                                5,931          6,103          5,244
                                                          -------        -------        -------

NET CHANGE IN CASH AND SHORT-TERM INVESTMENTS              33,239         (2,028)        (5,204)

CASH AND SHORT-TERM INVESTMENTS,
  beginning of year                                         7,415          9,443         14,647
                                                          -------        -------        -------
CASH AND SHORT-TERM INVESTMENTS,
  end of year                                             $40,654        $ 7,415        $ 9,443
                                                          -------        -------        -------
                                                          -------        -------        -------




                       The accompanying notes are an integral
                part of these statutory-basis financial statements.

                      AMERICAN MATURITY LIFE INSURANCE COMPANY

                   NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

                          DECEMBER 31, 1997, 1996 AND 1995
               (Dollar amounts in thousands unless otherwise stated)



1.   SIGNIFICANT ACCOUNTING POLICIES:

     ORGANIZATION -

     American Maturity Life Insurance Company (AML or the Company), formerly First Equicor Life Insurance Company (FELIC), is a sixty percent owned subsidiary of Hartford Life and Accident Insurance Company (HLA), which is a direct subsidiary of Hartford Life, Inc. (HLI). HLI is an indirect subsidiary of Hartford Financial Services Group, Inc. (The Hartford).

     Forty percent of the common stock of the Company is owned by Pacific Mutual Life Insurance Company (PMLIC).

     AML offers annuities exclusively to members of The American Association of Retired Persons (AARP).

     BASIS OF PRESENTATION -

     The financial statements are prepared in conformity with statutory accounting practices prescribed or permitted by the National Association of Insurance Commissioners (NAIC) and the State of Connecticut Department of Insurance.

     Statutory accounting practices and generally accepted accounting principles
     (GAAP) differ in certain significant respects. These differences principally involve:

     1. Treatment of policy acquisition costs (commissions, underwriting and selling expenses, premium taxes, etc.), which are charged to expense when incurred for statutory purposes rather than on a pro-rata basis over the expected life of the policies for GAAP purposes;

     2. Recognition of premium revenues, which for statutory purposes are generally recorded as collected or when due during the premium paying period of the contract, and which for GAAP purposes are only recorded for policy charges for contract administration and surrender charges assessed to policy account balances;

     3. Development of reserves for future benefits, which for statutory purposes predominantly use methods prescribed by the NAIC which vary considerably from interest and mortality assumptions used for GAAP financial reporting;

     4. Providing for income taxes based on current taxable (tax return) income only for statutory purposes, rather than establishing additional assets or liabilities for deferred income taxes to recognize the tax effect related to reporting revenues and expenses in different periods for financial reporting and tax return purposes;

     5. Excluding certain GAAP assets designated as non-admitted assets (e.g., agents' balances and furniture and equipment) from the balance sheet for statutory purposes by directly charging surplus;

     6 Establishing accruals for post-retirement and post-employment health care benefits on an option basis, using a twenty year phase-in approach, whereas GAAP liabilities are required to be recorded;

     7. Establishing a formula reserve for realized and unrealized losses due to default and equity risk associated with certain invested assets (Asset Valuation Reserve) and the deferral and amortization of realized gains and losses, motivated by changes in interest rates during the period the asset is held, into income over the remaining life to maturity of the asset sold (Interest Maintenance Reserve), whereas on a GAAP basis, no such formula reserve is required and realized gains and losses are recognized in the statement of operations in the period the asset is sold;

     8. The reporting of bonds at amortized cost, whereas GAAP requires that fixed maturities be classified as "held-to-maturity," "available-for-sale" or "trading" based on the Company's intentions with respect to the ultimate disposition of the security and its ability to effect those intentions. The Company's fixed maturities were classified on a GAAP basis as "available-for-sale" and accordingly, these investments were reflected at fair value on a GAAP basis with the corresponding impact included as a component of Capital and Surplus; and

     9. No re-evaluation of assets and liabilities upon the acquisition of FELIC by HLA, whereas on a GAAP basis the assets and liabilities were re-valued to their fair values on the purchase date, with the excess of the purchase price over the net fair value recorded as goodwill.

     The significant differences between statutory and GAAP basis net loss for the years ended December 31, 1997, 1996 and 1995 are summarized as follows:

                                                            1997           1996           1995
                                                            ----           ----           ----
          GAAP net loss:                                  $(6,977)       $(4,678)       $(4,365)

          Amortization and deferral
            of policy acquisition costs                    (1,294)          (485)          (220)
          Capitalized software                                 40             40           (160)
          Reserves and deposit liabilities                  2,139            414             52
          Deferred taxes, excluding deferred
            taxes on unrealized gains                        -              -               122
          Amortization of goodwill                             55             54             54
          Other, net                                         (245)            (4)          (204)
                                                          -------        -------        -------
          Statutory net loss                              $(6,282)       $(4,659)       $(4,721)
                                                          -------        -------        -------
                                                          -------        -------        -------

     The significant differences between statutory and GAAP basis capital and surplus as of December 31, 1997 and 1996 are summarized as follows:

                                                  1997           1996
                                                  ----           ----
          GAAP capital and surplus:             $46,229        $13,046

          Amortization and deferral
            of policy acquisition costs          (1,999)          (705)
          Capitalized software                      (80)          (120)
          Reserves and deposit liabilities        2,605            466
          Asset valuation reserve                  (478)          (249)
          Deferred taxes, excluding deferred
            taxes on unrealized gains                91             91
          Net unrealized gain on securities        (256)           (96)
          Goodwill                               (2,025)        (2,080)
          Other, net                               (124)           121
                                                -------        -------
          Statutory capital and surplus         $43,963        $10,474
                                                -------        -------
                                                -------        -------

     AGGREGATE RESERVES FOR FUTURE BENEFITS AND LIABILITIES FOR PREMIUM AND OTHER DEPOSIT FUNDS -

     Aggregate reserves for payment of annuity benefits were computed in accordance with actuarial standards. On-benefit annuity reserves were based principally on Group Annuity Tables at an interest rate of 6.75% for both 1997 and 1996 and 7.25% for 1995 policy issues. Premium and deposit funds were generally valued on the Commissioner's Annuity Reserve Valuation Method (CARVM).

     SEPARATE ACCOUNTS -

     The Company maintains separate account assets and liabilities which are reported at fair value. Separate accounts reflect two categories of risk assumption: non-guaranteed separate accounts, wherein the policyholder assumes the investment risk, and guaranteed separate accounts, wherein the Company contractually guarantees either a minimum return or account value to the policyholder. Non-guaranteed separate account assets are segregated from other investments, and investment income and gains and losses accrue directly to the policyholders.

     INVESTMENTS -

     Investments include bonds carried at amortized cost. Bonds which are deemed ineligible to be held at amortized cost by the NAIC Securities Valuation Office (SVO) are carried at the appropriate SVO published value. When a permanent reduction in the value of publicly traded securities occurs, the decrease is reported as a realized loss in the statutory-basis statements of operations and the carrying value is adjusted accordingly.

     The Company uses derivative financial instruments as part of an overall risk management strategy. These instruments, consisting primarily of exchange traded financial futures, are used as a means of hedging exposure to price and/or interest rate risk on anticipated investment purchases or existing assets and liabilities. The Company does not hold or issue derivative financial instruments for trading purposes. Gains or losses on financial futures contracts entered into in anticipation of the investment of future receipt of product cash flows are deferred and, at the time of the ultimate investment purchase, reflected as an adjustment to the cost basis of the purchased asset. Gains or losses on futures used in invested asset risk management are deferred and adjusted into the cost basis of the hedged asset when the contract futures are closed, except for futures used in duration hedging, which are deferred and basis adjusted on a quarterly basis. The basis adjustments are amortized into net investment income over the remaining asset life.

     Realized capital gains and losses, net of taxes and amounts transferred to the Interest Maintenance Reserve (IMR), are reported in the statutory-basis statements of operations. The Asset Valuation Reserve (AVR) is designed to provide a standardized reserve process for realized and unrealized losses due to the default and equity risks associated with invested assets. The AVR was increased by $229, $147 and $64 in 1997, 1996 and 1995, respectively. The IMR captures realized capital gains and losses, net of applicable income taxes, resulting from changes in interest rates and amortizes these gains or losses into income over the remaining life of the asset sold. Realized capital gains and losses, net of taxes, not included in IMR are reported in the statutory-basis statements of operations. In 1997, 1996 and 1995, no capital gains or losses were reclassified to the IMR. There was also no amortization. Realized gains and losses are determined on a specific identification basis.

     USE OF ESTIMATES -

     The preparation of financial statements in conformity with statutory accounting practices requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The most significant estimates include those used in determining the liability for premium and other deposit funds and aggregate reserves for future benefits. Although some variability is inherent in these estimates, management believes the amounts provided are adequate.


2.   INVESTMENTS:

     COMPONENTS OF NET INVESTMENT INCOME -


                                                   1997         1996       1995
                                                   ----         ----       ----
     Interest income from bonds and short-term
       investments                               $1,477        $968      $1,181
                                                 ------        ----      ------
     Gross investment income                      1,477         968       1,181

     Less:  investment expenses                      87          -         -
                                                 ------        ----      ------
     Net investment income                       $1,390        $968      $1,181
                                                 ------        ----      ------
                                                 ------        ----      ------

     UNREALIZED CAPITAL GAINS (LOSSES) ON BONDS AND SHORT TERM INVESTMENTS -

                                                        1997      1996      1995
                                                        ----      ----      ----
     Gross unrealized capital gains at end of year      $256      $ 68      $132

     Gross unrealized capital losses
       at end of year                                    -         (27)       -
                                                        ----      ----      ----
     Net unrealized capital gains                        256        41       132

     Balance at beginning of year                         41       132      (133)
                                                        ----      ----      ----
     Net change in net unrealized gains                 $215      $(91)     $265
                                                        ----      ----      ----
                                                        ----      ----      ----

     BONDS AND SHORT-TERM INVESTMENTS -

                                               December 31, 1997
                                 -------------------------------------------
                                 Amortized   Unrealized  Unrealized    Fair
                                   Cost         Gains      Losses      Value
                                   ----         -----      ------      -----
     U.S. government and
       government agencies and
       authorities - guaranteed
       and sponsored             $ 6,558        $136        $ -       $ 6,694
     All other corporate           6,752         120          -         6,872
     Short-term investments       40,511         -            -        40,511
                                 -------        ----        -----     -------
           Total                 $53,821        $256        $ -       $54,077
                                 -------        ----        -----     -------
                                 -------        ----        -----     -------
                                               December 31, 1996
                                 -------------------------------------------
                                 Amortized   Unrealized  Unrealized    Fair
                                   Cost         Gains      Losses      Value
                                   ----         -----      ------      -----
     U.S. government and
       government agencies and
       authorities - guaranteed
       and sponsored             $ 8,074        $ 65        $ (10)    $ 8,129
     All other corporate           1,935           3          (17)      1,921
     Short-term investments        7,173         -            -         7,173
                                 -------        ----        -----     -------
      Total                      $17,182        $ 68        $ (27)    $17,223
                                 -------        ----        -----     -------
                                 -------        ----        -----     -------


The amortized cost and estimated market value of bonds and short-term investments at December 31, 1997 and 1996 by anticipated maturity are listed in the table below. Actual maturities will vary from contractual maturities due to the right to call or prepay.

                                             1997                     1996
                                     --------------------     -------------------
                                           Estimated                Estimated
                                     Amortized      Fair      Amortized     Fair
             Maturity                   Cost        Value        Cost       Value
             --------                   ----        -----        ----       -----
     Due in one year or less          $43,476     $43,485      $ 7,173     $ 7,173
     Due after one year through
       five years                       4,432       4,482        5,606       5,635
     Due after five years through
       ten years                        3,667       3,767        3,472       3,481
     Due after ten years                2,246       2,343          931         934
                                      -------     -------      -------     -------
     Total                            $53,821     $54,077      $17,182     $17,223
                                      -------     -------      -------     -------
                                      -------     -------      -------     -------


     Proceeds from the sales and maturities of long-term fixed maturity investments were $2,488, $1,000 and $3,310 in 1997, 1996 and 1995, respectively. For the year ended December 31, 1997 there were $8 of net realized gains. There were no gross realized gains or losses in 1996 or 1995.

     CONCENTRATION OF CREDIT RISK -

     Excluding U.S. government and government agencies and authorities investments, the Company is not exposed to any significant concentration of credit risk.

     SECURITIES ON DEPOSIT -

     The Company has approximately $6.5 million of U.S. Treasury securities on deposit with various state insurance departments, as required by state law.


3.   RELATED PARTY TRANSACTIONS:

     Transactions between the Company and its affiliates within The Hartford relate principally to rental and service fees. Rental and service fees allocated by HLA to the Company were $2,409, $1,601 and $1,414 for the years ended December 31, 1997, 1996 and 1995, respectively.

     The Company has a capital maintenance agreement with HLA and PMLIC whereby if, during the term of the Company's contract with AARP, the total adjusted capital of the Company falls below 150% of the company action level risk-based capital (RBC), HLA and PMLIC are required to make capital contributions, in proportion to their respective ownership percentages, so that the Company's total adjusted capital meets 150% of the company action level RBC. Also, after termination of the Company's contract with the AARP, HLA and PMLIC are required to make capital contributions, in proportion to their respective ownership percentages, so that the Company meets 100% of the company action level RBC. As of December 31, 1997, the Company's total adjusted capital exceeded 150% of the company action level RBC.

4.   FEDERAL INCOME TAXES:

     The Company files its own Federal income tax return. No Federal income taxes were paid or payable for the years ended December 31, 1997, 1996 and 1995. The primary difference between applying the statutory rate to the pre-tax loss and the Federal income tax expense relates to the Company's inability to carryback the 1997 tax return loss to receive a benefit currently.


5.   CAPITAL AND SURPLUS AND SHAREHOLDER DIVIDEND RESTRICTIONS:

     The maximum amount of dividends which can be paid without prior approval by State of Connecticut domiciled insurance companies to shareholders is restricted to the greater of 10% of surplus as of the preceding December 31 or the net gain from operations of the previous year. Dividends are paid as determined by the Company's Board of Directors and are not cumulative. There were no dividends declared or paid for the years ended December 31, 1997, 1996 and 1995.


6.   PENSION PLANS AND OTHER POST-RETIREMENT AND POST-EMPLOYMENT BENEFITS:

     The Company's employees are included in The Hartford's non-contributory defined benefit pension plans. These plans provide pension benefits that are based on years of service and the employee's compensation during the last ten years of employment. The Hartford's funding policy is to contribute annually an amount between the minimum funding requirements set forth in the Employee Retirement Income Security Act of 1974, as amended, and the maximum amount that can be deducted for Federal income tax purposes. The Company also participates in an Investment and Savings Plan sponsored by The Hartford which is available to substantially all employees. This Plan includes a deferred contribution option under IRC
     Section 401(k). The liabilities for these plans are included in the financial statements of The Hartford, and a portion of the expenses were allocated to the Company by HLA as part of rental and service fees (see
     Note 3).

     The Company's employees are included in The Hartford's contributory post-retirement defined health care and life insurance benefit plans. These plans provide health care and life insurance benefits for eligible retired employees. Substantially all employees may become eligible for those benefits if they reach normal or early retirement age while still working for the Company. The Hartford has prefunded a portion of the health care and life insurance obligations through trust funds where such prefunding can be accomplished on a tax effective basis.

     Post-retirement liabilities and expenses are allocated to the Company by The Hartford. The assumed rate of future increases in the per capita cost of health care (the health care trend rate) was 8.5% and 9.3% for 1997 and 1996, respectively, decreasing ratably to 6% in the year 2001. Increasing the health care trend rates by one percent per year would have an immaterial impact on the accumulated post-retirement benefit obligation and the annual expense. The post-retirement benefit expense allocated to the Company was not significant in 1997, 1996 and 1995.

     Post-employment benefits are primarily comprised of obligations to provide medical and life insurance to employees on long-term disability. The post-employment benefit expense was not significant in 1997, 1996 and 1995.


7.   COMMITMENTS AND CONTINGENCIES:

     Under Insurance Guaranty Fund laws in most states, insurers doing business therein can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. The amount of any future assessments on the Company under these laws cannot be reasonably estimated. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's own financial strength. Additionally, Guaranty Fund assessments are used to reduce state premium taxes paid by the Company in certain states.


8.   SEPARATE ACCOUNTS:

     The Company maintained separate account assets totaling $122.7 million and $54.2 million and liabilities totaling $122.6 million and $54.2 million as of December 31, 1997 and December 31, 1996, respectively, which are reported at fair value. Separate accounts reflect two categories of risk assumption: non-guaranteed separate accounts totaling $7.7 million and $0 million at December 31, 1997 and 1996, respectively, wherein the policyholder assumes the investment risk, and guaranteed separate accounts totaling $115 million and $54.2 million at December 31, 1997 and 1996, respectively, wherein the Company contractually guarantees either a minimum return or account value to the policyholder. Net investment income (including net realized capital gains and losses) and interest credited to policyholders on separate account assets are not reflected in the statutory-basis statements of operations.

     Non-guaranteed separate account assets are segregated from other investments and net investment income and net realized capital gains and losses accrue directly to the policyholder. The separate accounts also include guaranteed individual annuity contracts. The average credited interest rate on these contracts was 6.3% at December 31, 1997. The assets that support these liabilities were comprised of $53.8 million in bonds at December 31, 1997. The portfolios are segregated from other investments and are managed so as to minimize liquidity and interest rate risk. To minimize the risk of disintermediation associated with early withdrawals, guaranteed individual annuity contracts carry a graded surrender charge as well as a market value adjustment. Additional investment risk is hedged using futures contracts which have a notional amount of $6,400 as of December 31, 1996. As of December 31, 1997, there were no futures contracts outstanding.

                                       PART C

                                 OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

     (a) All financial statements are included in Part A and Part B of the Registration Statement.

     (b) (1) Resolution of the board of directors of American Maturity Life Insurance Company ("American Maturity") authorizing the establishment of the Separate Account.(1)

     (2)  Not applicable.

     (3) (a) Principal Underwriter Agreement between American Maturity and Hartford Securities Distribution Company, Inc. (1)

          (b)  Not applicable.

     (4) Copy of the Group Flexible Premium Variable Annuity Contract and the Flexible Premium Variable Annuity Certificate. (2)

     (5)  Copy of the Enrollment Form. (2)

     (6)  (a)  Certificate of Incorporation of American
               Maturity.(3)

          (b)  Bylaws of American Maturity. (1)

     (7)  Not applicable.

     (8) Fund Participation agreements between Neuberger&Berman Advisors Management Trust and American Maturity; and Dreyfus Variable Investment Fund and American Maturity. (2)

          Fund Participation agreements between Janus Aspen Series and American Maturity; and Scudder Variable Life Investment Fund and American Maturity. (1)
___________________
(1) Incorporated by reference to the Initial Submission, to the Registration Statement File No. 333-10105, filed on August 12,
         1996.

(2) Incorporated by reference to the Post-Effective Amendment No. 1, to the Registration Statement File No. 333-10105, filed on December 11, 1996.

(3) Incorporated by reference to the Post-Effective Amendment No. 2 to the Registration Statement File No. 333-10105, filed on April 15, 1997.

     (9)  Opinion and Consent of Lynda Godkin, General Counsel.

     (10) Consent of Arthur Andersen LLP, Independent Public Accountants.

     (11)  No financial statements are omitted.

     (12)  Not applicable.

     (13)  Not applicable.

     (14)  Not applicable.

     (15)  Copy of Power of Attorney.

     (16)  Organizational Chart.

Item 25.  Directors and Officers of the Depositor


 NAME, AGE                      POSITION WITH HARTFORD
 ---------                      ----------------------

 Joseph J. Noto                 Executive Vice President, Chief Operating
                                Officer, and Treasurer, Director*

 Thomas J. Lupinacci            Executive Vice President and Chief Marketing
                                Officer
 Lynda Godkin                   Senior Vice President, General Counsel, and
                                Corporate Secretary, Director*

 Michael  J. Loparco           Vice President

 Thomas M. Marra                Director*

 Robert C. Mayne                Vice President

 George W. Tang                 Vice President and Actuary

 Glenn S. Schafer (1)           Director*

 Lowndes A. Smith               Director*

 Thomas C. Sutton (1)           Director*

 David M. Znamierowski          Vice President, and Chief Financial Officer,
                                Director*

___________________
*Denotes election to Board of Directors.

(1) The principal business address is: 700 Newport Center Drive, Newport Beach, CA 92660-6307.

Unless otherwise indicated, the principal business address of each the above individuals is P.O. Box 2999, Hartford, CT 06104-2999.

Item 26. Persons Controlled By or Under Common Control with the Depositor or Registrant

          Filed herewith as Exhibit 16.

Item 27.  Number of Certificate Owners

          As of  March 9, 1998, there were  482 Certificate Owners.

Item 28.  Indemnification

     Under Section 33-772 of the Connecticut General Statutes, unless limited by its certificate of incorporation, the Registrant must indemnify a director who was wholly successful, on the merits or otherwise, in the defense of any proceeding to which he was a party because he is or was a director of the corporation against reasonable expenses incurred by him in connection with the proceeding.


     The Registrant may indemnify an individual made a party to a proceeding because he is or was a director against liability incurred in the proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Registrant, and, with respect to any criminal proceeding, had no reason to believe his conduct was unlawful. Conn. Gen. Stat. Section 33-771(a). Additionally, pursuant to Conn. Gen. Stat. Section 33-776, the Registrant may indemnify officers and employees or agents for liability incurred and for any expenses to which they becomes subject by reason of being or having been an employees or officers of the Registrant. Connecticut law does not prescribe standards for the indemnification of officers, employees and agents and expressly states that their indemnification may be broader than the right of indemnification granted to directors.


     The foregoing statements are specifically made subject to the detailed provisions of Section 33-770 et seq.

     Notwithstanding the fact that Connecticut law obligates the Registrant to indemnify a only a director that was successful on the merits in a suit, under Article VIII, Section 1 of the Registrant's bylaws, the Registrant must indemnify both directors and officers of the Registrant for (1) any claims and liabilities to which they become subject by reason of being or having been a directors or officers of the company and legal and (2) other expenses incurred in defending against such claims, in each case, to the extent such is consistent with statutory provisions.


     Additionally, the directors and officers of Hartford and Hartford Securities Distribution Company, Inc. ("HSD") are covered under a directors and officers liability insurance policy issued to The Hartford Financial Services Group, Inc. and its subsidiaries. Such policy will reimburse the Registrant for any payments that it shall make to directors and officers pursuant to law and will, subject to certain exclusions contained in the policy, further pay any other costs, charges and expenses and settlements and judgments arising from any proceeding involving any director or officer of the Registrant in his past or present capacity as such, and for which he may be liable, except as to any liabilities arising from acts that are deemed to be uninsurable.


      Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.  Principal Underwriters

          (a)  HSD acts as principal underwriter for the following companies:

               Hartford Life Insurance Company -  Separate Account One
               Hartford Life Insurance Company - Separate Account Two
               Hartford Life Insurance Company - Separate Account Two (DC Variable Account I)
               Hartford Life Insurance Company - Separate Account Two (DC Variable Account II)
               Hartford Life Insurance Company - Separate Account Two (Variable Account "A")
               Hartford Life Insurance Company - Separate Account Two (NQ Variable Account)

               Hartford Life Insurance Company - Separate Account Two (QP Variable Account)
               Hartford Life Insurance Company - Putnam Capital Manager Trust Separate Account
               Hartford Life Insurance Company - Separate Account Three Hartford Life Insurance Company - Separate Account Five
               Hartford Life and Annuity Insurance Company - Separate Account
               One
               Hartford Life and Annuity Insurance Company - Putnam Capital Manager Trust Separate Account Two
               Hartford Life and Annuity Insurance Company - Separate Account Three
               Hartford Life and Annuity Insurance Company - Separate Account
               Five
               Hartford Life and Annuity Insurance Company - Separate Account
               Six
               American Maturity Life Insurance Company - Separate Account AMLVA

     (b)  Directors and Officers of HSD

          NAME AND PRINCIPAL       POSITIONS AND OFFICES
          BUSINESS ADDRESS            WITH UNDERWRITER
          ------------------       ---------------------

          Lowndes A. Smith         President, Director
          John P. Ginnetti         Executive Vice President, Director
          Thomas M. Marra          Executive Vice President, Director
          Peter W. Cummins         Senior Vice President
          Lynda Godkin             Senior Vice President, General Counsel
                                   and Corporate Secretary
          Donald E. Waggaman, Jr.  Treasurer
          George R. Jay            Controller

Item 30.  Location of Accounts and Records

     All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by American Maturity at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

Item 31.  Management Services

     All management contracts are discussed in Part A and Part B of this Registration Statement.

Item 32.  Undertakings

     (a) The Registrant hereby undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old so long as payments under the variable annuity contracts may be accepted.

     (b) The Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or
     (2) a post card or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

     (c) The Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

     (d) American Maturity hereby represents that the aggregate fees and charges under the Contract are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by American Maturity.

     The Registrant is relying on the no-action letter issued by the Division of Investment Management to American Council of Life Insurance, Ref. No. IP-6-88, November 28, 1988. The Registrant has complied with conditions one through four of the no-action letter.

                                      SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Registration Statement to be signed on its behalf, in the City of Hartford, and State of Connecticut on this 10th day of April, 1998.

AMERICAN MATURITY LIFE INSURANCE COMPANY
SEPARATE ACCOUNT AMLVA
               (Registrant)

*By: /s/ Joseph J. Noto                                   *By: /s/ Lynda Godkin
    -------------------------------------------               -----------------
         Joseph J. Noto                                       Lynda Godkin
         Executive Vice President, Chief                      Attorney-in-Fact
         Operating Officer and Treasurer

AMERICAN MATURITY LIFE INSURANCE COMPANY
               (Depositor)

*By: /s/ Joseph J. Noto
    -------------------------------------------
       Joseph J. Noto
       Executive Vice President, Chief
       Operating Officer and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons and in the capacities and on the dates indicated.

Joseph J. Noto, Executive Vice President, Chief
  Operating Officer and Treasurer, Director*
Lynda Godkin, Senior Vice President,                    *By: /s/ Lynda Godkin
  General Counsel and Corporate                              ----------------
  Secretary, Director*                                         Lynda Godkin
Thomas M. Marra, Director*                                     Attorney-in-Fact
Lowndes A. Smith, Director*
Thomas C. Sutton, Director*                              Dated: April 10, 1998
Glenn S. Schafer, Director*
David M. Znamierowski, Vice President, and Chief
  Financial Officer, Director*

                                      EXHIBIT INDEX

(9) Opinion and Consent of Lynda Godkin, Senior Vice President, General Counsel and Corporate Secretary

(10)      Consent of Arthur Andersen LLP, Independent Public Accountants.

(15)      Copy of Power of Attorney

(16)      Organizational Chart